UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-23509

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Hamilton Lane Private Assets Fund
(Exact name of registrant as specified in charter)

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110 Washington Street, Suite 1300
Conshohocken, Pennsylvania 19428-2053
(Address of principal executive offices) (Zip code)

Andrew Schardt
Hamilton Lane Advisors, L.L.C.
110 Washington Street, Suite 1300
Conshohocken, Pennsylvania 19428-2053
(Name and address of agent for service)

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Registrant’s telephone number, including area code: (610) 617-5724

Date of fiscal year end: March 31

Date of reporting period: March 31, 2025

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-1090. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1.    REPORTS TO STOCKHOLDERS.

1.(a)  The Report to Shareholders is attached herewith.

Hamilton Lane Private Assets Fund

Consolidated Financial Statements

For the Year Ended March 31, 2025

Hamilton Lane Private Assets Fund
Table of Contents For the Year Ended March 31, 2025
Management’s Discussion of Fund Performance	2-3
Report of Independent Registered Public Accounting Firm	4
Fund Performance	5-6
Consolidated Schedule of Investments	7-22
Consolidated Statement of Assets and Liabilities	23
Consolidated Statement of Operations	24
Consolidated Statements of Changes in Net Assets	25-26
Consolidated Statement of Cash Flows	27
Consolidated Financial Highlights	28-33
Consolidated Notes to Financial Statements	34-49
Fund Information	51-57
Privacy Notice	58-59

Hamilton Lane Private Assets Fund
Management’s Discussion of Fund Performance March 31, 2025 (Unaudited)

Hamilton Lane Advisors, L.L.C. (the “Adviser” or “Hamilton Lane”) built the Hamilton Lane Private Assets Fund (“PAF” or the “Fund”) with a goal towards long-term outperformance of the public markets with decreased observed volatility. This historical trend in private markets is generated through shareholder alignment on long-term strategic initiatives, informational and resource advantages, and reputable operators among leading general partners. The Fund today is composed of 146 investments into over 1,500 underlying companies. These investments are managed by 145 unique sponsors with proven value-creation strategies and are tactically weighted across geography and sector.

Performance of the Fund

For the fiscal year ended March 31, 2025, the Fund Class I (XHLIX) returns were 12.59%, Class R (XHLRX) were 11.79%, and Class D (XHLDX) were 12.31%. We believe PAF has continued to see strong performance across investment types, with positive returns in both direct-co-investments and secondaries.

In 2024, the Fund remained equity-focused and has maintained 85-90% of its overall exposure to equity-oriented strategies. Geographically, the Fund is tactically overweight to North America at approximately 72% of net asset value given our view that there is a more positive economic outlook in the U.S. than in some global markets. The Fund is also overweight to buyout, with 78% of PAF allocated to buyout investments. We view this part of the market as steadier and more attractive than other strategies in the long-term.

Themes in the Portfolio

In our view, PAF’s performance has been driven predominantly by underlying company growth and portfolio construction. Our philosophy of investing alongside market leaders with the best managers has provided stability through uncertain economic environments, particularly when focusing on recession-resilient sectors with more inelastic demand curves.

One of the prevailing themes for the Fund for 2024 was strong operational performance of underlying companies. PAF’s portfolio companies are held at a healthy discount, on average, to public valuations and have seen strong EBITDA growth while multiples have remained flat. We believe this provides cushion in the event of any market correction, and that there is significant embedded value to realize.

In 2024, secondaries continued to drive performance in the portfolio, benefiting from favorable pricing on newly closed deals as well as gains from the existing secondary portfolio. Within the secondary portion of the portfolio, we targeted high-quality, middle market portfolios for LP-led deals. On the GP-led side, we selectively pursued GP-led, multi-asset and single asset secondaries where the general partner had attractive valuations or was looking to work specifically with Hamilton Lane. This multi-faceted strategy has resulted in a diversified secondary portfolio that has been the primary contributor to performance during the year.

Our approach remains consistent: invest into sectors that are resilient, alongside general partners with expertise to invest through cycles, and into businesses that are stable market leaders with high quality assets. As we navigate uncertain market environments, we believe the portfolio is well positioned to continue delivering attractive long-term performance. During prior periods of volatility, our ability to tactically tilt the portfolio based on market conditions has played a meaningful role in the Fund’s ability to generate strong risk-adjusted returns.

1   Class I and R shares were offered as of January 4, 2021. The share class performance for periods prior to January 4, 2021 reflects the performance of the Evergreen Private Fund L.P. (“EPF”) with an inception date of September 1, 2020. Class D shares were offered on August 1, 2021. EPF was reorganized into the Fund on December 31, 2020. The Fund is under common management of the EPF. Performance for each investor will vary from overall Fund performance depending on fee structure and timing of investment.

2   S&P 500 Index — The Standard and Poor’s 500, or simply the S&P 500, is a stock market index tracking the performance of 500 large companies listed on stock exchanges in the United States.

3   MSCI World Index — The MSCI World Index tracks large and mid-cap equity performance in developed market countries.

Hamilton Lane Private Assets Fund
Management’s Discussion of Fund Performance March 31, 2025 (Unaudited) (Continued)

Past performance is not indicative of future results. Current performance may be lower or higher than the figures shown. Principal value and investment returns will fluctuate, and investors’ shares, when redeemed, may be worth more or less than the original cost.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Fund before investing. For a prospectus that contains this and other information about the Fund, call 1 (888) 882-8212 or visit our website at www.hamiltonlane.com/paf. Please read the prospectus carefully before investing

The Fund operates as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended.

The Fund has no history of public trading and it is not anticipated that a secondary market for the Fund’s shares will develop. Shares are subject to substantial restrictions on transferability and resale and may not be transferred or resold except as permitted.

The Fund is not a liquid investment. No Shareholder will have the right to require the Fund to redeem its Shares. The Fund from time to time intends to offer to repurchase Shares pursuant to written tenders by the Shareholders. The Adviser anticipates recommending to the Board of Trustees (the “Board”) that, under normal market circumstances, the Fund conduct repurchase offers of no more than 5% of the Fund’s net assets generally quarterly. Any repurchases of Shares will be made at such times and on such terms as may be determined by the Board from time to time in its sole discretion. The Fund may also elect to repurchase less than the full amount that a Shareholder requests to be repurchased.

An investment in the Fund is generally subject to market risk, including the loss of the entire principal amount invested. Shares are appropriate only for those investors who can tolerate a high degree of risk and do not require a liquid investment and for whom an investment in the Fund does not constitute a complete investment program.

Some of the principal risks of the Fund include, limited liquidity, restricted and illiquid investments, non-diversification, and valuations subject to adjustments. The Fund may engage in the use of leverage, hedging, and other speculative investment practices that may accelerate losses.

Although the Fund is allocated across sectors and asset classes, it is a non-diversified fund and subject to risks associated with concentrated investments in a specific industry or sector and therefore may be subject to greater volatility than a more diversified investment.

The amount of distributions that the Fund may pay, if any, is uncertain. The Fund may pay distributions in significant part from sources that may not be available in the future and that are unrelated to the Fund’s performance, such as offering proceeds, borrowings, and amounts from the Fund’s affiliates that are subject to repayment by investors.

Certain investments in the Fund are illiquid making it difficult to sell these securities and possibly requiring the Fund to sell at an unfavorable time or price. The value of certain Fund investments, in particular non-traded investment vehicles, will be difficult to determine and the valuations provided will likely vary from the amounts the Fund would receive upon sale or disposition of its investments.

Hamilton Lane Advisors LLC is the Adviser to the Hamilton Lane Private Assets Fund. Distribution Services, LLC and Hamilton Lane are not affiliated.

Hamilton Lane Private Assets Fund is distributed by Distribution Services, LLC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of
Hamilton Lane Private Assets Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Hamilton Lane Private Assets Fund (the “Fund”) as of March 31, 2025, the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for the years ended March 31, 2025, 2024, 2023, 2022, and for the period January 4, 2021 (commencement of operations) through March 31, 2021, and the related consolidated notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2025, the results of its operations and its cash flows for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for the years ended March 31, 2025, 2024, 2023, 2022, and for the period January 4, 2021 (commencement of operations) through March 31, 2021, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2025, by correspondence with the custodian and private investment counterparties; when replies were not received from private investment counterparties, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2020.

COHEN & COMPANY, LTD.
Cleveland, Ohio
May 30, 2025

Hamilton Lane Private Assets Fund
Fund Performance March 31, 2025 (Unaudited)

Performance of a $1,000,000 Investment

This graph compares a hypothetical $1,000,000 investment in the Fund’s Class I shares, made at its inception, with similar investments in the MSCI World Index and the S&P 500 Index. Results include the reinvestment of all dividends and capital gains. The indices do not reflect expenses, fees, or sales charges, which would lower performance.

The MSCI World Index represents large and mid-cap equity performance across 23 developed markets countries, covering approximately 85% of the free float-adjusted market capitalization in each. The S&P 500 Index includes a representative sample of 500 leading companies in leading industries of the U.S. economy and assumes any dividends are reinvested back into the index. The indices are unmanaged and are not available for investment.

Average Annual Total Returns as of March 31, 2025
	1 Year	3 Year	Since Inception*
Hamilton Lane Private Assets Fund – Class I	12.59%	13.78%	15.54%
Hamilton Lane Private Assets Fund – Class R	11.79%	12.97%	14.70%
Hamilton Lane Private Assets Fund – Class D	12.31%	13.47%	14.56%
MSCI World Index	7.04%	7.58%	6.28%
S&P 500 Index	8.25%	9.06%	8.53%

*  Commencement of operations for the Hamilton Lane Private Assets Fund Class I and R was January 4, 2021 following the reorganization of Hamilton Lane Evergreen Private Fund LP with and into the Fund, which was effective as of close of business on December 31, 2020. Hamilton Lane Private Assets Fund Class D commenced operations on August 1, 2021. See Note 1 in the accompanying notes to the consolidated financial statements.

Hamilton Lane Private Assets Fund
Fund Performance March 31, 2025 (Unaudited) (Continued)

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent quarter end performance may be obtained by calling (888) 882-8212.

Hamilton Lane Advisors, L.L.C. (the “Adviser”) has entered into an expense limitation agreement (the “Expense Limitation Agreement”) with the Fund, whereby the Adviser has agreed to waive fees that it would otherwise be paid, and/or to assume expenses of the Fund (a “Waiver”), if required to ensure the Total Annual Expenses (excluding taxes, interest, brokerage commissions, certain transaction-related expenses, extraordinary expenses, acquired fund fees and expenses, the Investment Management Fee and the Incentive Fee) do not exceed 1.45%, 0.75% and 1.00% of the average daily net assets of Class R Shares, Class I Shares and Class D Shares, respectively (the “Expense Limit”). For a period not to exceed three years from the date on which a Waiver is made, the Adviser may recoup amounts waived or assumed, provided it is able to effect such recoupment without causing the Fund’s expense ratio (after recoupment) to exceed the lesser of (a) the expense limit in effect at the time of the waiver, and (b) the expense limit in effect at the time of the recoupment. The Expense Limitation Agreement also provides that, after the commencement of operations until the first anniversary of the commencement of operations, the Adviser agrees to waive fees payable to it by the Fund on assets held in cash or cash equivalents less the total amount of capital committed by the Fund and not yet drawn for investment. The Expense Limitation Agreement has an initial term ending one-year from the effective date of the commencement of operations (January 4, 2021), and automatically renews thereafter for consecutive twelve-month terms, provided that such continuance is specifically approved at least annually by a majority of the Trustees. The Expense Limitation Agreement may be terminated by the Fund’s Board of Trustees upon thirty days’ written notice to the Adviser.

For the Fund’s current expense ratios, please refer to the Financial Highlights Section of this report.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Hamilton Lane Private Assets Fund
Consolidated Schedule of Investments March 31, 2025
Investments — 108.57%†	Interest rate	Maturity Date	Investment Type	Acquistion Date	Fair Value
Direct Investments — 43.55%^
Direct Credit — 3.52%
North America — 1.98%
Consumer Discretionary — 0.1%
Lash OpCo, LLC.[1,2] (Principal amount $3,659,779)	SOFR + 2.65% + 4.35% PIK (1% Floor)[3]	3/18/2026	Senior Debt	12/29/2021	$3,622,942	#
Diversified Financials — 0.27%
AMLRS Holdings, Inc.[1,4] (Principal amount $4,885,980)	3M SOFR + 6.25% (1% Floor)[3]	9/21/2026	Senior Debt	9/21/2020	4,742,825	#
Cerity Partners Equity Holding, LLC.[1,2,4] (Principal amount $5,050,643)	Cash 5.25% + SOFR[3]	7/28/2029	First Lien, Senior Secured	3/3/2023	5,011,338	#
Total Diversified Financials					9,754,163
Food Products — 0.09%
Woof Holdings, Inc.[1,5] (Principal amount $4,912,500)	Cash 3.75% + SOFR[3]	12/21/2027	First Lien Term Loan	7/5/2023	3,289,901	#
Health Care — 0.32%
Teal Acquisition Co., Inc.[1] (Principal amount $154,991)	3M SOFR + 6.25% (1% Floor)[3]	9/22/2026	Senior Debt	9/21/2020	154,247	#
TNAA Holdco, LLC.[1,2,4] (Principal amount $6,125,459)	Cash 8.50% + SOFR (1% Floor)[3]	12/16/2026	Senior Debt	12/16/2021	5,703,873	#
United Digestive MSO Parent, LLC.[1,2,4] (Principal amount $5,568,932)	Cash 8.75% + SOFR (1.00% Floor)[3]	3/30/2029	First Lien, Senior Secured	3/30/2023	5,568,932	#
Total Health Care					11,427,052
Industrials — 0.25%
Apex Service Partners LLC.[1,4,5] (Principal amount $9,256,224)	SOFR + 5.00% + 2.00%PIK (1.00% Floor)[3]	10/24/2030	Term Loan	11/7/2023	9,195,132	#

See accompanying Notes to Consolidated Financial Statements

Hamilton Lane Private Assets Fund
Consolidated Schedule of Investments March 31, 2025 (Continued)
Investments — 108.57%†	Interest rate	Maturity Date	Investment Type	Acquistion Date	Fair Value
Direct Investments (Continued)
Direct Credit (Continued)
North America (Continued)
Information Technology — 0.16%
Everberg CIS Holdings, LLC.[1,2,4] (Principal amount $401,018)	SOFR + 8.34% (1% Floor)[3]	4/14/2026	Senior Secured	4/5/2021	$401,018	#
Everberg SC Holdings III, LLC.[1,2,4] (Principal amount $525,472)	SOFR + 8.90% (1% Floor)[3]	4/14/2026	Incremental Term Loan	7/6/2022	525,472	#
Everberg SC Holdings IV, LLC.[1,2] (Principal amount $345,621)	SOFR + 12.00% PIK (1.5% Floor)[3]	N/A	Preferred Equity	7/6/2022	345,621	#
Madison Logic Holdings, Inc.[1,2,4] (Principal amount $3,716,837)	Cash 7.00% + 3M CME Term SOFR (1% Floor)[3]	12/30/2028	Initial Term Loan, Senior Debt	2/22/2023	3,551,067	#
Redstone Holdco 2, L.P.[1,2] (Principal amount $3,000,000)	SOFR + 7.75%[3]	4/27/2029	Senior Debt	5/20/2021	1,107,021	#
Total Information Technology					5,930,199
Professional Services — 0.23%
ManTech International Corporation[1,5] (Principal amount $8,310,585)	Cash 5.00% + SOFR[3]	9/14/2029	Initial Term Loan and Delay Draw term Loan	8/10/2023	8,392,860	#
Software and Services — 0.11%
Career Step, LLC.[1] (2,972,744 shares)	3M SOFR + 10.90% (1% Floor)[3]	N/A	Preferred Equity	11/17/2020	2,877,913	#
Packers Software Intermediate Holdings, Inc.[1,4] (Principal amount $1,267,953)	3M SOFR + 7.75%[3]	11/12/2028	Second lien term loan	11/12/2020	1,190,491	#
Total Software and services					4,068,404
Veterinary Services — 0.45%
PetVet Care Centers, LLC.1.4,5 (3000 Series A Preferred shares, Principal amount $12,684,931)	SOFR + 6.00%[3]	11/15/2030	Term Loan, Preferred Stock	11/15/2023	16,060,580	#
Total North America					71,741,233

See accompanying Notes to Consolidated Financial Statements

Hamilton Lane Private Assets Fund
Consolidated Schedule of Investments March 31, 2025 (Continued)
Investments — 108.57%†	Interest rate	Maturity Date	Investment Type	Acquistion Date	Fair Value
Direct Investments (Continued)
Direct Credit (Continued)
Western Europe — 1.54%
Financials — 0.86%
AIOF II Galway Co-Invest, L.P.*[1,4,5]	N/A	N/A	Limited Partnership Interest	9/29/2023	$31,124,266
Industrials — 0.43%
European Credit 2022 One Sarl – ICG SDP 5-A (EUR)[1,5,6] (Principal amount $15,080,283)	SONIA + 5.00%[3]	11/7/2030	Initial Term Loan	6/24/2024	15,678,463	#
Software Solutions — 0.25%
Finastra USA, Inc.[1,4,5] (Principal amount $8,969,549)	Cash 7.25% + SOFR[3]	9/13/2029	Term Loan	9/13/2023	8,948,022	#
Total Western Europe					55,750,751
Total Direct Credit (Cost $119,296,073)					127,491,984
	Investment Type	Acquistion Date	Fair Value
Direct Equity — 40.02%
Asia — 1.81%
Health Care — 0.43%
Indigo, L.P.*[1,2,7]	Limited Partnership Interest	6/18/2021	$15,460,459
Information Technology — 1.38%
Multiples PE GIFT Fund SPV 2 Class A1*[1,5,7]	Limited Partnership Interest	3/3/2025	50,000,000
Total Asia			65,460,459
North America — 29.21%
Construction — 0.65%
GridSource Holdings, LLC.*[1,7,8] (58,015,362 Preferred Units and 21,345,000 Series A Units)	Preferred Units	6/8/2023	23,399,688	#

See accompanying Notes to Consolidated Financial Statements

Hamilton Lane Private Assets Fund
Consolidated Schedule of Investments March 31, 2025 (Continued)
Investments — 108.57%†	Investment Type	Acquistion Date	Fair Value
Direct Investments (Continued)
Direct Equity (Continued)
North America (Continued)
Consumer Discretionary — 1.03%
CL DAL Opportunities Feeder, L.P.*[1,7]	Limited Partnership Interest	9/9/2020	$1,029,050
LUV Car Wash Holdings LLC.*[1,2,7]	Limited Partnership Interest	3/2/2022	17,666,503	#
MiddleGround Checker Co-Invest Partners L.P.*[1,2,4,7]	Limited Partnership Interest	1/31/2022	9,782,244
RC V RW Investor-B, LLC*[1,7]	Limited Partnership Interest	10/23/2020	8,801,280
Total Consumer Discretionary			37,279,077
Consumer Services — 1.71%
Bloom Aggregator, L.P.*[1,5,7] (13,100 shares)	Common Stock	6/11/2024	14,822,199	#
MidOcean Partners SC-G, L.P.*[1,5,7]	Class A Limited Partner	5/2/2024	47,078,462
Total Consumer Services			61,900,661
Distribution Services — 0.36%
V-Co-Invest II, L.P.*[1,7,8]	Limited Partnership Interest	6/30/2023	13,113,299
Diversified Consumer Servies — 1.44%
KKR Game Changer Co-Invest Feeder II, L.P.*[1,5,7]	Limited Partnership Interest	5/30/2024	52,594,349
Diversified Financials — 0.91%
AMLRS Equity Investors, L.P.*[1,7]	Limited Partnership Interest	9/21/2020	1,532,250
LEP PCS Co-Invest, L.P.*[1,5,7]	Limited Partnership Interest	11/20/2023	31,249,972
Total Diversified Financials			32,782,222
Financials — 1.24%
TSOII Project Sun Investment Aggregator, L.P.*[1,5,7]	Limited Partnership Interest	12/29/2023	22,924,773
RCP Sun Co-Invest B, L.P.*[1,4,5,6]	Limited Partnership Interest	8/16/2024	21,866,708
Total Financials			44,791,481
Health Care — 8.12%
CCBlue Limited Partnership*[1,2,6,7]	Limited Partnership Interest	5/24/2022	1,188,796
Cyan Investors, L.P.*[1,4,5,7]	Limited Partnership Interest	6/13/2024	—
Holliday Co-Investment Blocker, LLC.*[1,2,4,7]	Limited Partnership Interest	2/7/2023	6,882,058
FFL V Badge 21 Co-Investment Parallel Fund, L.P.*[1,5,7]	Limited Partnership Interest	7/8/2024	57,516,586
NEA BH SPV II, L.P.*[1,7]	Limited Partnership Interest	9/2/2020	68,785
RCP Nats Co-Investment Fund, L.P.*[1,5,7]	Limited Partnership Interest	3/18/2025	79,997,921
Sylvester 2023, L.P.*[1,5,7]	Limited Partnership Interest	12/18/2023	12,403,357
Taurus Holdco, L.P.*[1,5,7] (650,000 Class A Units)	Common Stock	11/19/2024	72,181,133

See accompanying Notes to Consolidated Financial Statements

Hamilton Lane Private Assets Fund
Consolidated Schedule of Investments March 31, 2025 (Continued)
Investments — 108.57%†	Investment Type	Acquistion Date	Fair Value
Direct Investments (Continued)
Direct Equity (Continued)
North America (Continued)
Health Care (Continued)
Teal Parent Holdings, L.P.*[1,7]	Limited Partnership Interest	9/21/2020	$13,838	#
TVG-Hero Holdings II, L.P.*[1,4,7]	Limited Partnership Interest	10/23/2020	4,918,082
Vistria Soliant Holdings, L.P.*[1,4,5,7] (58,970 shares)	Limited Partnership Interest	7/17/2024	58,966,538
Total Health Care			294,137,094
Health Care/Pharmaceuticals — 1.83%
Cosette Pharmaceuticals Holdings, Inc.*[1,4,5,7]	Common Equity	7/9/2024	66,291,967	#
Industrial Services — 2.91%
Bad Boy Mowers JV Investments, L.P.*[1,5,7] (300,000 Class A-1 Units)	Limited Partnership Interest	11/10/2023	34,264,236	#
Einstein 2021, L.P.*[1,2,7]	Limited Partnership Interest	11/18/2021	18,356,125
KAWP Holdings, L.P.*[1,7]	Limited Partnership Interest	12/18/2020	22,629,513	#
KLC Fund 0225-CI, L.P.*[1,4,5,7]	Limited Partnership Interest	3/3/2025	20,833,333
Oscar Holdings, L.P.*[1,2,4,7]	Limited Partnership Interest	4/27/2022	9,428,483	#
Total Industrial Services			105,511,690
Industrials — Aerospace — 1.07%
Sands Capital Global Innovation Fund II-AN, L.P.*[1,5,7]	Common Equity	8/2/2024	38,719,360	#
Information Technology — 2.15%
Beantown IVP Co-Invest II, L.P.*[1,2,7]	Preferred Equity	3/8/2023	6,848,431
Cinven Arrow, L.P.*[1,5,6,7]	Limited Partnership Interest	6/21/2023	19,322,531
Fetch Rewards, Inc.*[1,2,7] (1,066,460 Series E Preferred shares)	Preferred Equity	3/23/2022	6,035,552	#
Follett Acquisition, L.P.*[1,2,7]	Limited Partnership Interest	1/12/2022	6,253,001	#
Ignite Resonate Co-Investors, LLC.*[1,2,7]	Limited Partnership Interest	7/27/2022	9,365,969	#
Sands Capital Global Innovation Fund II-DB, L.P.*[1,5,7]	Limited Partnership Interest	12/16/2024	20,000,000	#
T-VIII Skopima Co-Invest, L.P.*[1,2,4,7]	Limited Partnership Interest	5/7/2021	1,081,312
Thrive Capital Partners VIII Growth-B, LLC.*[1,2,7]	Limited Partnership Interest	3/17/2023	8,815,682
Total Information Technology			77,722,478
Insurance — 0.86%
T-IX Butterfly Co-Invest, L.P.*[1,4,5,7]	Limited Partnership Interest	5/2/2024	31,119,839
Semiconductors and Equipment — 0.29%
THL Fund Investors (Altar), L.P.*[1,2,4,7]	Limited Partnership Interest	1/27/2022	10,454,677	#

See accompanying Notes to Consolidated Financial Statements

Hamilton Lane Private Assets Fund
Consolidated Schedule of Investments March 31, 2025 (Continued)
Investments — 108.57%†	Investment Type	Acquistion Date	Fair Value
Direct Investments (Continued)
Direct Equity (Continued)
North America (Continued)
Software and Services — 2.4%
EQT X Co-Investment (A) SCSp*[1,5,7]	Limited Partner Interest	6/10/2024	$49,031,295
Project Brewer*[1,7] (843.579 Series A shares, 11.00%)	Preferred Equity	11/12/2020	895,972	#
Project Rock Co-Invest Fund, L.P.*[1,5,7]	Limited Partnership Interest	11/9/2023	37,111,509
Total Software and Services			87,038,776
Technology — 0.97%
Northleaf Thor Co-Investment (Blocked) II, L.P.*[1,5,7]	Class A Limited Partner	5/28/2024	35,008,777
Transportation — 0.57%
EDR Co-Invest Aggregator, L.P.[1,4,5,7]	Limited Partnership Interest	2/12/2024	20,621,176
Utilities — 0.7%
Terramont Montauk Co-Invest L.P.*[1,4,5,7]	Limited Partnership Interest	7/25/2024	25,406,573
Total North America			1,057,893,184
Western Europe — 9.%
Construction — 1.01%
GTCR (C) Investors, L.P.*[1,4,5,7]	Limited Partnership Interest	9/13/2023	36,554,939
Consumer Staples — 1.18%
ORCP IV Pop Co-Investors, L.P,*[1,5,7]	Limited Partnership Interest	11/8/2024	42,847,961
Diversified Financials — 0.34%
Enak Aggregator, L.P.*[1,2,6,7]	Limited Partnership Interest	1/18/2022	12,437,849
Financials — 2.17%
Estancia Ruby Intermediate Aggregator, L.P.*[1,5,6,7]	Limited Partnership Interest	6/3/2024	26,707,612
PSC Tiger, L.P.*[1,4,5,6,7]	Limited Partnership Interest	9/4/2024	51,932,037
Total Financials			78,639,649
Health Care — 0.24%
Panacea Co-Investment, L.P.*[1,6,7]	Limited Partnership Interest	12/21/2020	8,476,732
Industrials — 0.35%
FSN Capital Unique Co-Investment, L.P.*[1,2,6,7]	Limited Partnership Interest	3/9/2022	12,726,102
Information Technology — 2.0%
Hera Co-Investment, L.P.*[1,5,7]	Limited Partnership Interest	1/16/2025	61,134,698
Sakura Co-Investment Holdings, L.P.*[1,2,4,6,7]	Limited Partnership Interest	5/24/2023	11,308,727
Total Information Technology			72,443,425

See accompanying Notes to Consolidated Financial Statements

Hamilton Lane Private Assets Fund
Consolidated Schedule of Investments March 31, 2025 (Continued)
Investments — 108.57%†	Investment Type	Acquistion Date	Fair Value
Direct Investments (Continued)
Direct Equity (Continued)
Western Europe (Continued)
Insurance — 0.34%
Chance Co-Investment, L.P.*[1,6,7]	Limited Partnership Interest	12/21/2020	$12,444,171
Software and Services — 0.13%
Bowmark Investment Partnership – J, L.P.*[1,6,7]	Limited Partnership Interest	10/15/2020	4,691,202
TPG Vardos CI, L.P.*[1,4,7]	Limited Partnership Interest	9/9/2020	45,613
Total Software and Services			4,736,815
Technology — 1.24%
Cloud Co-Investment, L.P.*[1,4,5,6,7]	Limited Partnership Interest	12/22/2023	13,635,180
Smash Capital Trend Holdco SPV, L.P.*[1,5,7]	Class A Interest	4/24/2024	31,244,250
Total Technology			44,879,430
Total Western Europe			326,187,073
Total Direct Equity (Cost $1,253,723,824)			1,449,540,716
Secondary Investments — 50.28%^
Secondary Direct Equity — 1.54%
North America — 1.54%
Distribution Services — 0.81%
MiddleGround Carbon CV, L.P.*[1,4,5,7]	Limited Partnership Interest	11/15/2023	29,425,496
Growth Equity — 0.11%
Madison Bay — HL, L.P.*[1,2,7]	Limited Partnership Interest	9/4/2020	4,164,625
Professional Services — 0.61%
Hockey Parent Holdings, L.P.*[1,5,7] (175,000.65 units)	Class A Units	9/14/2023	22,100,653	#
Total North America			55,690,774
Total Secondary Direct Equity (Cost $45,943,470)			55,690,774
Secondary Funds — 48.75%
Africa — 0.01%
Diversified Financials — 0.01%
Helios Investors II, L.P.*[1,4,5,7]	Limited Partnership Interest	9/29/2023	264,172
Asia — 0.44%
Computer Software and Services — 0.0%
Baring Asia Private Equity Fund IV, L.P.*[1,5,7]	Limited Partnership Interest	9/29/2023	—
Consumer Discretionary - 0.04%
L Catterton Asia 3 Continuation Fund Sing, L.P.*[1,2,4,7]	Limited Partnership Interest	6/23/2022	1,546,016

See accompanying Notes to Consolidated Financial Statements

Hamilton Lane Private Assets Fund
Consolidated Schedule of Investments March 31, 2025 (Continued)
Investments — 108.57%†	Investment Type	Acquistion Date	Fair Value
Secondary Investments (Continued)
Secondary Funds (Continued)
Asia (Continued)
Diversifed Financials — 0.06%
AIF Capital Asia IV Continuation, L.P.*[1,5,7]	Limited Partnership Interest	11/4/2024	$922,416
CDH Venture Partners II, L.P.*[1,4,5,7]	Limited Partnership Interest	9/29/2023	43,722
CDH Fund IV, L.P.*[1,4,5,7]	Limited Partnership Interest	9/29/2023	275,749
Navis Asia Fund V, L.P.*[1,5,7]	Limited Partnership Interest	9/29/2023	483,731
Quadrant Private Equity No. 3, L.P.*[1,5,6,7]	Limited Partnership Interest	11/30/2023	335,365
TRG Growth Partnership II, L.P.*[1,4,5,7]	Limited Partnership Interest	9/29/2023	69,636
Total Diversified Financials			2,130,619
Financials — 0.07%
Capital Today China Growth Fund II, L.P.*[1,5,7]	Limited Partnership Interest	9/29/2023	989,649
Dahlia (Mauritius) Limited*[1,4,5,7]	Limited Partnership Interest	9/29/2023	951,708
Indium IV (Mauritius) Holdings Limited*[1,4,5,7]	Limited Partnership Interest	9/29/2023	10,198
Primavera Capital (Cayman) Fund I, L.P.*[1,4,5,7]	Limited Partnership Interest	9/29/2023	404,095
TPG Asia V, L.P.*[1,4,5,7]	Limited Partnership Interest	9/29/2023	171,417
Total Financials			2,527,067
Health Care — 0.22%
LC Healthcare Continued Fund I, L.P.*[1,2,4,7]	Limited Partnership Interest	5/12/2021	7,997,946
Industrial Manufacturing — 0.02%
Asia Opportunity Fund III, L.P.*[1,4,5,7]	Limited Partnership Interest	9/29/2023	615,739
Materials — 0.0%
Indium III (Mauritius) Holdings Limited*[1,4,5,7]	Limited Partnership Interest	9/29/2023	1,980
Real Estate — 0.01%
BPEA Private Equity Fund V, L.P.*[1,4,5,7]	Limited Partnership Interest	9/29/2023	267,385
Technology — 0.02%
IDG-Accel China Capital, L.P.*[1,4,5,7]	Limited Partnership Interest	9/29/2023	662,361
Total Asia			15,749,113
Caribbean — 0.0%
Diversified Financials — 0.0%
Wind Point Partners IX-B, L.P.*[1,4,7,8]	Limited Partnership Interest	12/29/2023	105,530
Total Caribbean			105,530
Middle East — 1.27%
Software and Services — 0.22%
Awz Pentera III, LLC*[1,2,7] (15 shares)	Common Stock	12/21/2022	7,849,543
Venture Capital — 0.21%
Pitango Continuation Fund 2021, L.P.*[1,2,4,7]	Limited Partnership Interest	11/9/2021	7,828,822
Video Games — 0.84%
VGames, L.P.*[1,4,5,7]	Limited Partnership Interest	3/25/2025	30,431,895
Total Middle East			46,110,260

See accompanying Notes to Consolidated Financial Statements

Hamilton Lane Private Assets Fund
Consolidated Schedule of Investments March 31, 2025 (Continued)
Investments — 108.57%†	Investment Type	Acquistion Date	Fair Value
Secondary Investments (Continued)
Secondary Funds (Continued)
North America — 40.19%
Communication Services — 1.56%
Delta-v VN, L.P.*[1,4,5,7]	Limited Partnership Interest	7/19/2024	$56,394,757
Corporate Finance/Buyout — 3.06%
ACON Strategic Partners II-B, L.P.*[1,2,4,7]	Limited Partnership Interest	8/2/2022	23,418,848
Audax Private Equity Fund IV CF, L.P.*[1,4,7]	Limited Partnership Interest	12/23/2020	5,029,592
CLP Select Opportunities, L.P.*[1,4,7]	Limited Partnership Interest	12/10/2020	14,565,192
JZHL Secondary Fund, L.P.*[1,4,7,9]	Limited Partnership Interest	12/4/2020	2,267,946
Kelso Investment Associates IX, L.P.*[1,4,7,10]	Limited Partnership Interest	9/30/2022	26,414,236
KPS Special Situations Fund IV, L.P.*[1,4,7]	Limited Partnership Interest	9/30/2020	1,235,989
Roark Capital Partners CF L.P.*[1,2,4,7]	Limited Partnership Interest	8/26/2022	8,832,289
TorQuest Partners Fund US IV L.P.*[1,2,4,6,7]	Limited Partnership Interest	9/30/2022	4,667,606
Trilantic Capital Partners VI Parallel II (North America), L.P.*[1,2,4,7]	Limited Partnership Interest	12/31/2021	6,632,128
Webster Equity Partners Pinnacle, L.P.*[1,2,7]	Limited Partnership Interest	11/18/2021	17,004,573
Wind Point Partners VIII-B, L.P.*[1,4,7]	Limited Partnership Interest	3/31/2021	737,978
Total Corporate Finance/Buyout			110,806,377
Distribution Services — 0.57%
WCM Continuation Fund, L.P.*[1,4,5,7]	Limited Partnership Interest	12/24/2023	20,539,425
Diversified Financials — 18.39%
Advent International GPE IX-D SCSp*[1,4,5,7]	Limited Partnership Interest	3/29/2024	9,129,290
Advent International GPE VIII-C, L.P.*[1,2,7]	Limited Partnership Interest	6/30/2023	17,836,311
Advent International GPE VIII-H, L.P.*[1,5,7]	Limited Partnership Interest	3/29/2024	2,306,651
Advent International GPE X-D SCSp*[1,4,5,7]	Limited Partnership Interest	3/29/2024	2,171,901
AEA Mezzanine Fund III, L.P.*[1,4,7,10]	Limited Partnership Interest	7/3/2023	86,389
AEA Mezzanine Fund IV, L.P.*[1,4,7,10]	Limited Partnership Interest	7/3/2023	4,146,871
Apollo Overseas Partners IX, L.P.*[1,4,5,7]	Limited Partnership Interest	3/29/2024	4,512,798
Arrowhead Capital Fund III, L.P.*[1,4,7,10]	Limited Partnership Interest	6/30/2023	2,629,099
Bain Capital Fund XII, L.P.*[1,4,5,7]	Limited Partnership Interest	3/29/2024	4,567,866
Bain Capital Fund (Lux) XIII SCSp*[1,4,5,7]	Limited Partnership Interest	3/29/2024	3,958,212
Blackrock Sapphire POF, L.P.*[1,4,5,7]	Limited Partnership Interest	9/27/2024	79,376,205
Blackstone Tactical Opportunites Fund II, L.P.*[1,4,5,7]	Limited Partnership Interest	9/29/2023	3,801,353
Blackstone Tactical Opportunites Fund III, L.P.*[1,4,5,7]	Limited Partnership Interest	9/29/2023	20,983,187
Centerbridge Capital Partners III-A, L.P.*[1,2,4,7]	Limited Partnership Interest	3/30/2023	1,480,904
Clayton Dubilier & Rice X, L.P.*[1,4,5,7]	Limited Partnership Interest	3/29/2024	1,699,262
Clayton Dubilier & Rice XI, L.P.*[1,4,5,7]	Limited Partnership Interest	3/29/2024	3,928,536
Court Square Capital Partners III, L.P.*[1,4,5,7]	Limited Partnership Interest	2/7/2024	22,356,262
Court Square Capital Partners V, L.P.*[1,4,7]	Limited Partnership Interest	2/29/2024	—
Crestview Partners III CV-A GP, L.P.*[1,4,5,7]	Limited Partnership Interest	3/31/2025	26,985,039
Gasherbrum Fund I, L.P.*[1,5,7]	Limited Partnership Interest	11/27/2023	49,099,763
Genstar Capital Partners IX, L.P.*[1,4,5,7]	Limited Partnership Interest	3/28/2024	2,276,699
See accompanying Notes to Consolidated Financial Statements

Hamilton Lane Private Assets Fund
Consolidated Schedule of Investments March 31, 2025 (Continued)
Investments — 108.57%†	Investment Type	Acquistion Date	Fair Value
Secondary Investments (Continued)
Secondary Funds (Continued)
North America (Continued)
Diversified Financials (Continued)
Genstar Capital Partners X, L.P.*[1,4,5,7]	Limited Partnership Interest	3/28/2024	$2,445,113
GI Partners Fund VI, L.P.*[1,4,7,10]	Limited Partnership Interest	3/28/2024	39,778,965
GoldPoint Mezzanine Partners IV, L.P.*[1,4,7,10]	Limited Partnership Interest	6/30/2023	3,251,184
HGGC Fund III-A, L.P.*[1,4,5,7]	Limited Partnership Interest	6/28/2024	4,408,336
HGGC Fund III SQ AIV, L.P.*[1,5,7]	Limited Partnership Interest	3/14/2025	3,722,541
HGGC Fund IV-A, L.P.*[1,4,5,7]	Limited Partnership Interest	6/28/2024	6,639,796
ICG North American Private Debt Fund II, L.P.*[1,4,7,10]	Limited Partnership Interest	7/13/2023	2,162,133
Levine Leichtman Capital Partners VII-A, L.P.*[1,4,5,7]	Limited Partnership Interest	11/1/2024	318,115
LLCP LMM Acquisition Fund, L.P.*[1,4,5,7]	Limited Partnership Interest	11/20/2024	42,316,285
MDCP Insurance SPV, L.P.*[1,2,4,7]	Limited Partnership Interest	6/28/2023	19,013,476
New Mountain Partners V, L.P.*[1,4,5,7]	Limited Partnership Interest	1/2/2025	1,903,493
New Mountain Partners VI, L.P.*[1,4,5,7]	Limited Partnership Interest	3/29/2024	3,933,894
Oaktree Power Opportunities Fund III (Cayman), L.P.*[1,4,5,7]	Limited Partnership Interest	6/28/2024	24,106
Oaktree Power Opportunities Fund IV Feeder (Cayman), L.P.*[1,4,5,7]	Limited Partnership Interest	6/28/2024	18,546
Paddington Partners 3, L.P.*[1,4,5,7]	Limited Partnership Interest	12/21/2023	59,747,919
Platinum Equity Capital Partners IV, L.P.*[1,4,5,7]	Limited Partnership Interest	3/29/2024	3,651,323
Platinum Equity Capital Partners V, L.P.*[1,4,5,7]	Limited Partnership Interest	3/29/2024	5,241,262
Silver Lake Partners V, L.P.*[1,4,5,7]	Limited Partnership Interest	3/29/2024	6,482,266
Silver Lake Partners VI, L.P.*[1,4,5,7]	Limited Partnership Interest	3/29/2024	7,760,660
TA XII-B, L.P.*[1,4,5,7]	Limited Partnership Interest	3/28/2024	3,201,933
TA XII-B, L.P.*[1,2,4,7]	Limited Partnership Interest	3/30/2023	2,593,565
TA XIII-B, L.P.*[1,4,5,7]	Limited Partnership Interest	3/28/2024	3,310,951
TA XIII-B, L.P.*[1,2,4,7]	Limited Partnership Interest	3/30/2023	1,489,928
TA-XIV-B, L.P.*[1,4,5,7]	Limited Partnership Interest	3/28/2024	1,785,518
The Resolute Fund IV, L.P.*[1,4,5,7]	Limited Partnership Interest	12/28/2023	53,782,558
The Resolute II Continuation Fund, L.P.*[1,2,4,7]	Limited Partnership Interest	8/20/2021	7,807,730
Thoma Bravo Discover Fund III-A, L.P.*[1,4,5,7]	Limited Partnership Interest	3/29/2024	2,831,796
Thoma Bravo Fund XIII-A, L.P.*[1,4,5,7]	Limited Partnership Interest	1/2/2025	3,077,444
Thoma Bravo Fund XIV-A, L.P.*[1,4,5,7]	Limited Partnership Interest	3/29/2024	4,633,696
Warburg Pincus (Callisto-A) Global Growth, L.P*[1,4,5,7]	Limited Partnership Interest	6/27/2024	55,215,482
Warburg Pincus Global Growth-B, L.P.*[1,4,5,7]	Limited Partnership Interest	3/28/2024	4,095,028
Warburg Pincus Jovian GG, L.P.*[1,4,5,7]	Limited Partnership Interest	12/17/2024	4,748,604
Warburg Pincus Private Equity XII-B, L.P.*[1,5,7]	Limited Partnership Interest	3/28/2024	2,421,224
Wind Point Partners IX-A, L.P.*[1,4,7,8]	Limited Partnership Interest	12/29/2023	23,538,499
Wind Point Partners VIII-A, L.P.*[1,4,7,10]	Limited Partnership Interest	12/29/2023	8,156,221
Wind Point Partners X-B, L.P.*[1,4,5,7]	Limited Partnership Interest	1/23/2024	7,200,071
Total Diversified Financials			666,042,259

See accompanying Notes to Consolidated Financial Statements

Hamilton Lane Private Assets Fund
Consolidated Schedule of Investments March 31, 2025 (Continued)
Investments — 108.57%†	Investment Type	Acquistion Date	Fair Value
Secondary Investments (Continued)
Secondary Funds (Continued)
North America (Continued)
Financials — 1.55%
APH Extended Value Fund H, L,P.*[1,4,5,7]	Limited Partnership Interest	12/27/2024	$28,663,156
Motive InvestCloud Co-Investment II, L.P.*[1,2,4,7]	Limited Partnership Interest	5/22/2024	715,839
SCP Harbor, L.P.*[1,4,5,7]	Preferred Equity	10/13/2023	26,761,063
Total Financials			56,140,058
Growth Equity — 0.95%
10K Lakes Fund II, L.P.*[1,2,4,7]	Limited Partnership Interest	10/27/2021	731,988
Everstone Capital Partners III, L.P.*[1,4,7]	Limited Partnership Interest	10/15/2020	7,331,482
L Catterton Growth IV L.P.*[1,2,4,7]	Limited Partnership Interest	3/31/2021	5,848,003
Motive IC SAS-A, L.P.*[1,2,7]	Limited Partnership Interest	6/28/2021	3,266,130
NewView Capital Special Opportunities Fund I, L.P.*[1,4,7]	Limited Partnership Interest	10/23/2020	17,318,348
Total Growth Equity			34,495,951
Healthcare & Business Services — 1.64%
Eversecure PTE. LTD.*[1,2,7] (5,000,000 Series A Preference shares)	Limited Partnership Interest	5/4/2022	4,844,331
NewView Capital Special Opportunities Fund III, L.P.*[1,4,5,7]	Limited Partnership Interest	12/13/2023	48,948,115
TDP Western Veterinary Co-Invest Fund A, L.P.*[1,2,7]	Preferred Equity	3/15/2023	5,525,062
Total Healthcare & Business Services			59,317,508
Industrials — 4.57%
JFL-PURIS Continuation Fund, L.P.*[1,4,5,7]	Limited Partnership Interest	6/27/2024	30,618,715
KIA X Knight SPV (DE), L.P.*[1,4,5,7]	Limited Partnership Interest	6/10/2024	60,802,218
The Resolute III Continuation Fund, L.P.*[1,4,5,7]	Limited Partnership Interest	9/27/2024	69,651,386
TRF IV CFS Continuation Fund, L.P.*[1,4,5,7]	Limited Partnership Interest	9/27/2024	4,426,379
Total Industrials			165,498,698
Information Technology — 6.29%
Founders Circle Capital Co-Invest Series 10, L.P.*1,5,7	Limited Partnership Interest	3/14/2025	23,924,843
Lightspeed Ascent Fund, L.P.*[1,4,5,7]	Limited Partnership Interest	11/19/2024	37,100,796
PSG Sequel-A L.P.*[1,4,5,7]	Limited Partnership Interest	1/31/2025	84,939,226
SDP Special Situations LLC – Series X*[1,4,5,7]	Limited Partnership Interest	3/12/2025	26,021,617
TSCP CV II, L.P.*[1,4,5,7]	Limited Partnership Interest	9/9/2024	47,838,554
ZMC II Extended Value Fund, L.P.*[1,2,4,7]	Limited Partnership Interest	8/19/2021	8,056,364
Total Information Technology			227,881,400
Manufacturing — 0.98%
VSC EV3 (Parallel), L.P.*[1,4,5,7]	Limited Partnership Interest	12/19/2023	35,538,806

See accompanying Notes to Consolidated Financial Statements

Hamilton Lane Private Assets Fund
Consolidated Schedule of Investments March 31, 2025 (Continued)
Investments — 108.57%†	Investment Type	Acquistion Date	Fair Value
Secondary Investments (Continued)
Secondary Funds (Continued)
North America (Continued)
Technology — 0.63%
Insight Venture Partners Coinvestment Fund III, L.P.*[1,4,5,7]	Limited Partnership Interest	9/29/2023	$30,941
Insight Venture Partners Coinvestment Fund (Delaware) III L.P.*[1,4,5,7]	Limited Partnership Interest	9/29/2023	1,467,000
Insight Venture Partners Growth-Buyout Coinvestment Fund L.P.*[1,4,7,8]	Limited Partnership Interest	9/29/2023	193,904
Insight Venture Partners Growth-Buyout Coinvestment Fund (Cayman), L.P.*[1,4,5,7]	Limited Partnership Interest	9/29/2023	2,754,061
Insight Venture Partners VIII (Co-Investors), L.P.*[1,4,7,8]	Limited Partnership Interest	9/29/2023	638,390
Insight Venture Partners IX L.P.*[1,4,7,8]	Limited Partnership Interest	9/29/2023	200,463
Insight Venture Partners (Cayman) VIII, L.P.*[1,4,5,7]	Limited Partnership Interest	9/29/2023	8,178,176
Insight Venture Partners (Cayman) IX, L.P.*[1,4,5,7]	Limited Partnership Interest	9/29/2023	9,231,921
Total Technology			22,694,856
Total North America			1,455,350,095
South America — 0.02%
Diversified Financials — 0.02%
Advent Latin American Private Equity Fund IV-E L.P.*[1,5,7]	Limited Partnership Interest	9/29/2023	151,040
Advent Latin American Private Equity Fund V L.P.*[1,4,5,7]	Limited Partnership Interest	9/29/2023	254,141
Southern Cross Latin America Extension Fund IV L.P.*[1,4,5,7]	Limited Partnership Interest	9/29/2023	213,525
Victoria South American Partners II L.P.*[1,4,5,7]	Limited Partnership Interest	9/29/2023	84,611
Total Diversified Financials			703,317
Total South America			703,317
Western Europe — 6.82%
Corporate Finance/Buyout — 0.01%
Waterland Strategic Opportunities Fund I, C.V.*[1,2,4,6,7]	Limited Partnership Interest	4/22/2021	320,670
Consumer Discretionary — 2.05%
L Catterton Europe IV Aggregator SLP*[1,5,6,7]	Limited Partnership Interest	11/25/2024	62,922,414
L Catterton Europe V, SLP*[1,4,5,6,7]	Limited Partnership Interest	12/20/2024	11,420,331
Total Consumer Discretionary			74,342,745
Diversified Financials — 2.9%
Ardian Buyout Fund A VII*[1,4,6,7,11] (115,960 shares)	Common Stock	9/30/2024	10,865,008
Ardian Expansion Fund V, SLP*[1,6,7,11] (26,760 shares)	Common Stock	9/30/2024	2,746,670
BC European Capital X, L.P.*[1,4,6,7,11]	Limited Partnership Interest	9/30/2024	3,785,702
BC European Capital XI, L.P. BC Partners XI-EUR Fund*[1,4,6,7,11]	Limited Partnership Interest	9/30/2024	9,151,813
Bridgepoint Europe BE VI ‘S’ L.P.*[1,6,7,11]	Limited Partnership Interest	9/30/2024	4,730,859
Charterhouse Capital Partners XI, L.P.*1,4,6,7,11	Limited Partnership Interest	9/30/2024	3,081,410

See accompanying Notes to Consolidated Financial Statements

Hamilton Lane Private Assets Fund
Consolidated Schedule of Investments March 31, 2025 (Continued)
Investments — 108.57%†	Investment Type	Acquistion Date	Fair Value
Secondary Investments (Continued)
Secondary Funds (Continued)
Western Europe (Continued)
Diversified Financials (Continued)
CVC Capital Partners VI (A) L.P.*[1,2,4,6,7]	Limited Partnership Interest	3/30/2023	$1,713,363
CVC Capital Partners VII (A) L.P.*[1,2,4,6,7]	Limited Partnership Interest	3/30/2023	4,695,084
CVC Capital Partners VIII (A) L.P.*[1,2,4,6,7]	Limited Partnership Interest	3/30/2023	2,436,519
CVC European Equity Partners V (A) L.P.*[1,2,4,6,7]	Limited Partnership Interest	3/30/2023	19,439
CVC European Equity Partners V (B) L.P.*[1,2,4,6,7]	Limited Partnership Interest	3/30/2023	48,598
Eurazeo PME IV*[1,4,6,7,11] (7,136,000 shares)	Common Stock	9/30/2024	4,547,272
FPCI Latour Capital III*[1,6,7,11] (7,136,000 shares)	Common Stock	9/30/2024	11,565,761
IK IX Fund No.2 SCSp*[1,6,7,11]	Limited Partnership Interest	9/30/2024	8,716,102
Investindustrial VII, L.P.*[1,4,6,7,11]	Limited Partnership Interest	9/30/2024	8,125,042
Qualium Fund III SLP*[1,4,6,7,11] (71,360 shares)	Common Stock	9/30/2024	4,769,527
Sagard 3, FCPI*[1,2,4,6,7]	Limited Partnership Interest	7/23/2021	527,299
Sagard 4, FCPI*[1,2,4,6,7]	Limited Partnership Interest	9/3/2021	322,253
Trilantic Europe VI SCSP*[1,4,6,7,11]	Limited Partnership Interest	9/30/2024	4,764,328
VIP III Feeder, L.P.*[1,4,5,6,7]	Limited Partnership Interest	6/28/2024	10,423,957
VIP V Feeder S.C.Sp.*[1,4,5,6,7]	Limited Partnership Interest	7/31/2024	544,799
Waterland Private Equity Fund VI, C.V.*[1,4,5,6,7]	Limited Partnership Interest	9/29/2023	2,584,828
Waterland Private Equity Fund VII, C.V.*[1,4,5,6,7]	Limited Partnership Interest	9/29/2023	4,939,680
Total Diversified Financials			105,105,313
Health Care — 1.02%
AHP Cooper Sidecar, L.P.*[1,5,7]	Limited Partnership Interest	6/24/2024	37,013,603
Logistics — 0.05%
Verdane (HL) A-IB Co-Invest AB*[1,2,4,6,7]	Limited Partnership Interest	3/20/2022	1,891,628
Information Technology — 0.67%
Iron Institutionals AgilaCapital*[1,4,5,6,7] (22,548,240 A shares)	Limited Partnership Interest	2/12/2025	24,046,615
Technology Solutions — 0.11%
ECI 11 L.P.*[1,4,5,6,7]	Limited Partnership Interest	9/29/2023	3,884,051
Telecommunications — 0.01%
ECI 10 A L.P.*[1,4,5,6,7]	Limited Partnership Interest	9/29/2023	367,011
Total Western Europe			246,971,636
Total Secondary Funds (Cost $1,429,229,727)			1,765,254,123

See accompanying Notes to Consolidated Financial Statements

Hamilton Lane Private Assets Fund
Consolidated Schedule of Investments March 31, 2025 (Continued)
Investments — 108.57%†	Interest rate	Principal Value	Shares	Fair Value
Short Term Investments — 14.74%
JPMorgan U.S. Government Money Market Fund — Agency Shares	4.16%[12]	N/A	3,679,147	$3,679,147
UMB Bank, Money Market Fiduciary Deposit Investment	0.01%[12]	138,621,688	N/A	138,621,688
UMB Bank, Money Market Special II Deposit Investment	4.19%[12]	391,492,072	N/A	391,492,072
Total Short Term Investments (Cost $533,792,907)				533,792,907
Total Investments (Cost $3,381,986,001)				3,931,770,504
Liabilities in excess of other assets — (8.57%)				(310,390,662)
Total Net Assets — 100%				$3,621,379,842

SOFR — Secured Overnight Financing Rate (Rate was 4.41% at March 31, 2025)

3M CME Term SOFR — Chicago Mercantile Exchange forward looking measure of SOFR for three months (Rate was 4.28516% at March 31, 2025)

SONIA (Sterling Overnight Index Average) — interest rate benchmark for the transition to sterling risk-free rates from LIBOR (Rate was 4.46% at March 31, 2025)

†

Direct Investments are private investments directly into the equity or debt of selected operating companies, often together with the management of the company. Secondary Investments are portfolios of assets purchased on the secondary market.

^	Investments do not issue shares except where listed.
#

The Fair Value is estimated by the Valuation Designee (defined below) using significant unobservable inputs and as such may not necessarily reflect the current or expected future performance of such Direct Investment or Secondary Investment or the Fair Value of the Fund’s interest in such Direct Investment or Secondary Investment. Furthermore, the Fair Value has not been calculated, reviewed, verified or in any way approved by such Direct Investment or Secondary Investment or its general partner, manager or sponsor (including any of its affiliates). Please see notes to financial statements for further details regarding the valuation policy of the Fund.

*	Investment is non-income producing.
[1]

Restricted Security. Investments generally issued in private placement transactions and as such generally restricted as to resale. Each investment may have been purchased on various dates and for different amounts. The date of the first purchase is reflected under Acquisition Date as shown in the Schedule of Investments. Total fair value of restricted investments as of March 31, 2025 was $3,397,977,597, or 93.8% of net assets. As of March 31, 2025, the aggregate cost of each investment restricted to sale was $3,653,169, $4,862,475, $4,997,225, $4,912,500, $154,785, $6,081,088, $5,568,932, $9,157,108, $412,555, $429,701, $281,556, $3,667,813, $2,960,472, $8,310,585, $2,451,889, $1,279,822, $15,320,968, $20,890,611, $15,080,283, $8,822,536, $4,400,000, $50,000,000, $12,839,203, $3, $13,972,472, $9,684,276, $6,735,406, $13,100,000, $39,256,337, $17,138,537, $50,000,000, $1,413,356, $30,112,854, $20,038,668, $21,945,824, $7,924,074, $0, $6,946,661, $57,500,000, $5,019,357, $80,000,000, $10,034,384, $65,000,000, $32,520, $1,939,297, $58,970,000, $59,655,000, $30,000,000, $9,971,816, $9,541,569, $20,833,333, $7,000,000, $20,000,000, $5,000,000, $15,883,866, $4,999,970, $9,978,104, $9,005,780, $20,000,000, $526,015, $5,006,042, $23,784,299, $8,528,909, $42,585,000, $1,044,872, $25,457,834, $28,442,241, $16,000,000, $16,356,615, $22,531,257, $42,972,906, $9,652,846, $27,091,276, $46,381,941, $7,725,535, $11,545,729, $61,134,698, $8,192,955, $5,851,989, $2,583,473, $48,354, $12,968,771, $21,437,600, $25,633,004, $2,810,401, $17,500,065, $372,064, $9,755, $3,368,157, $840,765, $25,912, $0, $254,888, $63,995, $0, $680,322, $337,227, $3,353, $37,465, $0, $6,898,183, $271,636, $230, $0, $637,302, $89,221, $3,030,000, $7,218,296, $22,725,561, $41,380,769, $6,463,631, $4,204,401, $11,042,924, $2,615,621, $19,515,699, $1,443,059, $5,633,426, $16,724,767, $6,147,680, $10,000,000, $868,043, $14,129,967, $8,291,968, $19,850,954, $2,240,211, $1,836,642, $0, $3,700,950, $4,289,366, $1,986,542, $4,935,154, $3,925,935, $58,571,317, $3,362,897, $16,862,749, $1,351,452, $2,201,282, $4,073,073, $25,263,051, $0, $18,818,199, $40,104,220, $2,052,652, $2,227,960, $30,798,750, $2,447,546, $8,826,865, $3,777,456, $6,151,240, $1,640,999, $461,568, $36,956,771, $11,271,665, $1,664,885, $3,459,564, $0, $2,109, $47,008,768, $3,797,261, $5,287,859, $5,014,504, $5,949,138, $3,311,575, $2,306,607, $2,802,633, $1,183,555, $1,505,857, $38,819,131, $5,266,007, $2,284,875, $2,784,573, $4,245,455, $39,672,948, $3,146,015, $4,584,741, $2,321,616, $20,324,975, $7,460,271, $5,738,531, $25,873,137, $284,808, $14,989,254, $1,803,378, $3,919,762, $7,001,808, $2,860,564, $10,429,845, $5,000,000, $38,768,176, $3,375,000, $30,967,458, $46,871,010, $64,344,007, $4,119,073, $15,901,060, $38,220,000, $76,208,405, $20,671,378, $42,254,916, $5,179,341, $22,977,260, $14,902, $713,665, $195,194, $2,935,456, $351,116, $160,575, $4,500,064, $7,556,665, $60,627, $9,958, $0, $229,971, $0, $39,097,500, $10,242,340, $8,778,440, $2,245,943, $3,209,164, $8,026,794, $4,168,196, $2,539,913, $1,736,805, $3,933,427, $2,183,834, $14,367, $36,080, $3,143,210, $7,505,440, $6,657,189, $9,114,126, $3,586,299, $476,947, $260,416, $5,575,698, $7,936,670, $649,012, $1,588,660, $5,052,437, $25,518,666, $5,729,344, $23,171,992, $3,029,528 and $16,251, respectively, totaling $2,848,193,094.

See accompanying Notes to Consolidated Financial Statements

Hamilton Lane Private Assets Fund
Consolidated Schedule of Investments March 31, 2025 (Continued)
[2]	All or a portion of this security is held through HL PAF Holdings, LLC. (See Note 1).
[3]

These loans carry a variable rate of interest. These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the LIBOR, (iii) the Certificate of Deposit rate, (iv) SOFR or (v)SONIA.

[4]	Investment has been committed to but has not been fully funded by the Fund. (See Note 11).
[5]	All or a portion of this security is held through HL PAF Splitter LLC. (See Note 1).
[6]	Foreign security denominated in U.S. Dollars.
[7]	Investment does not allow redemptions or withdrawals except at discretion of its general partner, manager or advisor.
[8]	All or a portion of this security is held through HL PAF DE Blocker LLC. (See Note 1).
[9]	All or a portion of this security is held through HL PAF JZ Blocker. (See Note 1).
[10]	All or a portion of this security is held through HL PAF Diamondback Blocker. (See Note 1).
[11]	All or a portion of this security is held through HL PAF Da Vinci SPV LLC. (See Note 1).
[12]	The rate is the annualized seven-day yield at year end.

See accompanying Notes to Consolidated Financial Statements

Hamilton Lane Private Assets Fund
Consolidated Schedule of Investments March 31, 2025 (Continued)
Summary of Investments by Strategy (as a percentage of total net assets)
Direct Investments
Direct Credit	3.52
Direct Equity	40.02
Total Direct Investments	43.54
Secondary Investments
Secondary Direct Equity	1.54
Secondary Funds	48.75
Total Secondary Investments	50.29
Short Term Investments	14.74
Total Investments	108.57
Other assets in excess of liabilities	(8.57)
Total Net Assets	100.00

See accompanying Notes to Consolidated Financial Statements

Hamilton Lane Private Assets Fund
Consolidated Statement of Assets and Liabilities March 31, 2025
Assets
Investments, at fair value (cost $3,381,986,001)	$3,931,770,504
Cash	2,010
Distributions receivable from investments	1,321,543
Receivable for partners contributions	111,000
Interest receivable	803,366
Dividends receivable	28,742
Prepaid expenses and other assets	1,951,910
Total Assets	3,935,989,075

Liabilities
Proceeds from issuance of shares received in advance	153,800,037
Incentive fees payable	65,204,441
Line of credit payable	36,191,507
Tenders payable	36,086,604
Investment management fees payable	12,865,192
Deferred tax liability payable	5,894,464
Distribution and service fees payable	2,453,420
Accounting and administration fees payable	653,012
Line of credit interest payable	479,385
Custody fees payable	64,121
Transfer agent fees payable	56,453
Other accrued expenses	860,597
Total Liabilities	314,609,233

Commitments and contingencies (see Note 11)

Net Assets	$3,621,379,842

Composition of Net Assets:
Paid-in capital	$3,050,160,031
Total distributable earnings	571,219,811
Net Assets	$3,621,379,842

Net Assets Attributable to:
Class I Shares	$2,168,884,103
Class R Shares	1,372,579,834
Class D Shares	79,915,905
$3,621,379,842

Shares of Beneficial Interest Outstanding (unlimited number of shares authorized):
Class I Shares	123,601,931
Class R Shares	80,751,850
Class D Shares	4,602,933
208,956,714

Net Asset Value per Share:
Class I Shares	$17.55
Class R Shares	$17.00
Class D Shares	$17.36

See accompanying Notes to Consolidated Financial Statements

Hamilton Lane Private Assets Fund
Consolidated Statement of Operations For the Year Ended March 31, 2025
Investment Income
Dividend income	$131,749
Interest income	36,981,617
Total Income	37,113,366

Expenses
Investment management fees	41,158,314
Incentive fees	23,141,020
Interest expense	2,930,108
Distribution and service fees (Class R)	7,032,748
Distribution and service fees (Class D)	177,728
Commitment fees	5,036,238
Professional fees	2,229,405
Accounting and administration fees	2,126,001
Line of credit fees	1,246,330
Transfer agent fees	605,153
Custodian fees	186,968
Chief compliance officer fees	139,249
Trustees’ fees and expenses	110,000
Offering costs	21,944
Other operating expenses	1,457,359
Total Expenses	87,598,565
Net Investment Loss	(50,485,199)

Realized and Change in Unrealized Gain/(Loss)
Net realized gain on investments	80,750,270
Net change in unrealized appreciation on investments	307,762,350
Net change in deferred tax	(239,212)
Net change in unrealized depreciation on foreign currency for line of credit	(766,663)
Net Realized and Change in Unrealized Gain	387,506,745

Net Increase in Net Assets Resulting from Operations	$337,021,546

See accompanying Notes to Consolidated Financial Statements

Hamilton Lane Private Assets Fund
Consolidated Statements of Changes in Net Assets
	For the Year Ended March 31, 2025	For the Year Ended March 31, 2024
Change in Net Assets Resulting from Operations
Net investment loss	$(50,485,199)	$(20,694,117)
Net realized gain on investments	80,750,270	43,768,465
Net change in unrealized appreciation (depreciation) on investments, net of deferred tax	307,523,138	113,879,608
Net change in unrealized depreciation on foreign currency for line of credit	(766,663)	—
Net increase in reimbursement by affiliate (Note 6)	—	37,053
Net Change in Net Assets Resulting from Operations	337,021,546	136,991,009

Distributions to investors
Class I	(25,498,856)	(6,972,204)
Class R	(15,895,552)	(2,645,192)
Class D	(1,064,129)	(382,638)
Change in Net Assets from Distributions to Investors	(42,458,537)	(10,000,034)

Change in Net Assets Resulting from Capital Share Transactions
Class I
Proceeds from issuance of shares	913,089,929	534,236,794
Transfers in	15,736,891	1,334,881
Reinvested distributions	18,912,871	4,048,514
Shares tendered[1]	(111,313,752)	(17,763,321)
Transfers out	(60,018)	—
Total Class I Transactions	836,365,921	521,856,868

Class R
Proceeds from issuance of shares	718,051,934	531,762,247
Reinvested distributions	14,666,142	2,407,655
Shares tendered	(20,241,872)	—
Transfers out	(11,439,941)	—
Total Class R Transactions	701,036,263	534,169,902

Class D
Proceeds from issuance of shares	20,701,185	26,120,900
Transfers in	112,244	—
Reinvested distributions	648,038	215,552
Shares tendered	(3,426,986)	(823,398)
Transfers out	(4,349,176)	(1,334,881)
Total Class D Transactions	13,685,305	24,178,173

Net Change in Net Assets Resulting from Capital Share Transactions	1,551,087,489	1,080,204,943

Total Net Increase in Net Assets	1,845,650,498	1,207,195,918

Net Assets
Beginning of year	1,775,729,344	568,533,426
End of year	$3,621,379,842	$1,775,729,344

See accompanying Notes to Consolidated Financial Statements

Hamilton Lane Private Assets Fund
Consolidated Statements of Changes in Net Assets (Continued)
	For the Year Ended March 31, 2025	For the Year Ended March 31, 2024
Shareholder Activity
Class I Shares
Shares sold	55,398,613	35,759,889
Shares transferred in	959,553	87,267
Reinvested distributions	1,124,220	269,682
Shares tendered[1]	(6,605,251)	(1,154,707)
Shares transferred out	(3,795)	—
Net Change in Class I Shares Outstanding	50,873,340	34,962,131

Class R Shares
Shares sold	45,038,762	36,258,144
Reinvested distributions	897,934	163,973
Shares tendered	(1,219,592)	—
Shares transferred out	(722,993)	—
Net Change in Class R Shares Outstanding	43,994,111	36,422,117

Class D Shares
Shares sold	1,269,514	1,764,877
Shares transferred in	7,075	—
Reinvested distributions	38,900	14,462
Shares tendered	(202,209)	(54,393)
Shares transferred out	(261,325)	(87,910)
Net Change in Class D Shares Outstanding	851,955	1,637,036

1        Net of early withdrawal fees of $48,423 and $9,183, respectively
See accompanying Notes to Consolidated Financial Statements

Hamilton Lane Private Assets Fund
Consolidated Statement of Cash Flows For the Year Ended March 31, 2025
Cash Flows From Operating Activities
Net increase in net assets from operations	$337,021,546
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchases of investments	(1,920,905,806)
Sales of investments	379,759
Sales of short-term investments, net	83,117,178
Proceeds from investment distributions	312,106,584
Net realized gain on investments	(80,750,270)
Net change in unrealized appreciation/depreciation on investments	(307,762,350)
Net change on deferred tax (net of tax payments)	213,904
(Increase)/Decrease in Assets:
Distributions receivable from investments	(7,903)
Interest receivable	(30,620)
Dividends receivable	(2,955)
Prepaid expenses and other assets	(1,054,397)
Increase/(Decrease) in Liabilities:
Payable for investments purchased	1,750
Incentive fees payable	21,729,962
Investment management fee payable	6,718,070
Line of credit interest payable	(878,490)
Distribution and servicing fees payable	1,436,920
Accounting and administration fees payable	244,923
Transfer agent fees payable	(17,176)
Custody fees payable	17,055
Chief compliance officer fees payable	(6,523)
Other accrued expenses	46,766
Net Cash Used in Operating Activities	(1,548,382,073)

Cash Flows from Financing Activities
Proceeds from capital contributions, net of change in issuance of shares received in advance	1,676,878,156
Distributions to investors, net of reinvestments of distributions	(8,231,486)
Payments for shares tendered, net of decrease in tenders payable	(101,454,094)
Payments on line of credit	(18,808,493)
Net Cash Provided by Financing Activities	1,548,384,083

Net change in Cash	2,010
Cash – Beginning of year	—
Cash – End of year	$2,010

Supplemental disclosure
Reinvested dividends	$34,227,051
Cash paid during the year for interest expense and commitment fees	$8,898,797
Paid in Kind interest for bank debt	$371,467

See accompanying Notes to Consolidated Financial Statements

Hamilton Lane Private Assets Fund
Consolidated Financial Highlights Class I Shares

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended March 31, 2025	For the Year Ended March 31, 2024	For the Year Ended March 31, 2023	For the Year Ended March 31, 2022	For the Period January 4, 2021* through March 31, 2021
Per Share Operating Performance:
Net Asset Value per share, beginning of period	$15.81	$14.14	$12.35	$10.38	$10.00
Activity from investment operations:
Net investment loss[1]	(0.26)	(0.25)	(0.44)	(0.50)	(0.09)
Net realized and unrealized gain/(loss) on investments	2.24	2.04	2.42	2.65	0.47
Net increase in reimbursement by affiliate	—	—[2,3]	—	—[2,4]	—
Total from investment operations	1.98	1.79	1.98	2.15	0.38

Distributions to investors
From net realized gains	(0.24)	(0.12)	(0.19)	(0.18)	—
Total distributions to investors	(0.24)	(0.12)	(0.19)	(0.18)	—

Net Asset Value per share, end of period	$17.55	$15.81	$14.14	$12.35	$10.38

Net Assets, end of year (in thousands)	$2,168,884	$1,149,828	$534,134	$329,989	$160,711

Ratios to average net assets:
Net investment income (loss)[5,6]	(0.73)%	0.31%	(0.76)%	(1.21)%	(0.41)%

Gross expenses[7]	2.93%	4.26%	4.62%	5.44%	3.37%
Expense Recoupment/ (Reimbursement)	0.00%	0.00%	0.02%	0.15%	(0.92)%
Net expenses[7]	2.93%	4.26%	4.64%	5.59%	2.45%

Total Return[8]	12.59%[9]	12.68%[9]	16.10%[9]	20.77%[9]	3.78%[9,10]

Portfolio turnover rate	0.02%	0.00%	0.00%	0.00%	0.00%[10]

Senior Securities
Total borrowings (000s)	$36,192	$55,000	$—	$—	$—
Asset coverage per $1,000 unit of senior indebtedness[11]	$101,063	$33,286	$—	$—	$—
[1]	Per share data is computed using the average shares method.
[2]	Amount represents less than $0.01 per share.
[3]	During the year ended March 31, 2024, the Adviser reimbursed the Fund $37,053 for a trade error. The reimbursement had no impact on the Fund’s total return.

See accompanying Notes to Consolidated Financial Statements

Hamilton Lane Private Assets Fund
Consolidated Financial Highlights Class I Shares (Continued)
[4]	During the year ended March 31, 2022, the Adviser reimbursed the Fund $17,493 for a trade error. The reimbursement had no impact on the Fund’s total return.
[5]	Net investment income (loss) has been annualized for periods of less than twelve months, except for Organizational Fees and Syndication Costs which are one time expenses.
[6]

Net investment income (loss) ratio is calculated excluding Incentive Fees. If Incentive Fees, which are not annualized, were included the ratio would have been lowered by 0.84% for the year ended March 31, 2025, 1.95% for the year ended March 31, 2024, 2.52% for the year ended March 31, 2023, 3.11% for the year ended March 31, 2022, and 0.67% for the period ended March 31, 2021, resulting in a net investment loss ratio of (1.57)% for the year ended March 31, 2025, (1.64)% for the year ended March 31, 2024, (3.28)% for the year ended March 31, 2023, (4.32)% for the year ended March 31, 2022, and (1.08)% for the period ended March 31, 2021. Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests. Ratios do not include net investment income of the funds in which the Fund invests.

[7]

Expense ratios have been annualized for periods of less than twelve months, except for Organizational Fees and Syndication Costs which are one time expenses, and Incentive Fees which are not annualized. If Incentive Fees had been excluded, the expense ratios would have decreased by 0.84% for the year ended March 31, 2025, 1.95% for the year ended March 31, 2024, 2.52% for the year ended March 31, 2023, 3.11% for the year ended March 31, 2022, and 0.67% for the period ended March 31, 2021. Expenses do not include expenses from underlying funds in which the Fund invests.

[8]

Total return based on per unit net asset value reflects the change in net asset value based on the effects of the performance of the Fund during the period and assumes distributions, if any, were reinvested. Total returns shown exclude the effect of applicable sales charges.

[9]

Includes adjustments in accordance with GAAP and accordingly the returns and per unit net asset value for financial reporting may differ from the per unit net asset value and returns for shareholder transactions.

[10]	Not annualized.
[11]

Calculated by subtracting the Fund’s total liabilities (not including borrowings) from the Fund’s total assets and dividing this by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

*

The Fund commenced operations on January 4, 2021 following reorganization of Hamilton Lane Evergreen Private Fund LP which was effective as of close of business on December 31, 2020, see Note 1 in the accompanying notes to consolidated financial statements.

See accompanying Notes to Consolidated Financial Statements

Hamilton Lane Private Assets Fund
Consolidated Financial Highlights Class R Shares

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended March 31, 2025	For the Year Ended March 31, 2024	For the Year Ended March 31, 2023	For the Year Ended March 31, 2022	For the Period January 4, 2021* through March 31, 2021
Per Share Operating Performance:
Net Asset Value per share, beginning of period	$15.43	$13.90	$12.23	$10.38	$10.00
Activity from investment operations:
Net investment loss[1]	(0.37)	(0.35)	(0.53)	(0.58)	(0.09)
Net realized and unrealized gain/(loss) on investments	2.18	2.00	2.39	2.61	0.47
Net increase in reimbursement by affiliate	—	—[2,3]	—	—[2,4]	—
Total from investment operations	1.81	1.65	1.86	2.03	0.38

Distributions to investors
From net realized gains	(0.24)	(0.12)	(0.19)	(0.18)	—
Total distributions to investors	(0.24)	(0.12)	(0.19)	(0.18)	—

Net Asset Value per share, end of period	$17.00	$15.43	$13.90	$12.23	$10.38

Net Assets, end of year (in thousands)	$1,372,580	$567,072	$4,665	$929	$104

Ratios to average net assets:
Net investment loss[5,6]	(1.43)%	(0.39)%	(1.47)%	(1.91)%	(0.41)%

Gross expenses[7]	3.63%	4.96%	5.33%	6.14%	3.37%
Expense Recoupment/ (Reimbursement)	0.00%	0.00%	0.02%	0.15%	(0.92)%
Net expenses[7]	3.63%	4.96%	5.35%	6.29%	2.45%

Total Return[8]	11.79%[9]	11.89%[9]	15.28%[9]	19.61%[9]	3.78%[9,10]

Portfolio turnover rate	0.02%	0.00%	0.00%	0.00%	0.00%[10]

Senior Securities
Total borrowings (000s)	$36,192	$55,000	$—	$—	$—
Asset coverage per $1,000 unit of senior indebtedness[11]	$101,063	$33,286	$—	$—	$—
[1]	Per share data is computed using the average shares method.
[2]	Amount represents less than $0.01 per share.
[3]	During the year ended March 31, 2024, the Adviser reimbursed the Fund $37,053 for a trade error. The reimbursement had no impact on the Fund’s total return.
[4]	During the year ended March 31, 2022, the Adviser reimbursed the Fund $17,493 for a trade error. The reimbursement had no impact on the Fund’s total return.

See accompanying Notes to Consolidated Financial Statements

Hamilton Lane Private Assets Fund
Consolidated Financial Highlights Class R Shares (Continued)
[5]	Net investment loss has been annualized for periods of less than twelve months, except for Organizational Fees and Syndication Costs which are one time expenses.
[6]

Net investment loss ratio is calculated excluding Incentive Fees. If Incentive Fees, which are not annualized, were included the ratio would have been lowered by 0.84% for the year ended March 31, 2025, 1.95% for the year ended March 31, 2024, 2.52% for the year ended March 31, 2023, 3.11% for the year ended March 31, 2022, and 0.67% for the period ended March 31, 2021, resulting in a net investment loss ratio of (2.27)% for the year ended March 31, 2025, (2.34)% for the year ended March 31, 2024, (3.28)% for the year ended March 31, 2023, (4.32)% for the year ended March 31, 2022, and (1.08)% for the period ended March 31, 2021. Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests. Ratios do not include net investment income of the funds in which the Fund invests.

[7]

Expense ratios have been annualized for periods of less than twelve months, except for Organizational Fees and Syndication Costs which are one time expenses, and Incentive Fees which are not annualized. If Incentive Fees had been excluded, the expense ratios would have decreased by 0.84% for the year ended March 31, 2025, 1.95% for the year ended March 31, 2024, 2.52% for the year ended March 31, 2023, 3.11% for the year ended March 31, 2022, and 0.67% for the period ended March 31, 2021. Expenses do not include expenses from underlying funds in which the Fund invests.

[8]

Total return based on per unit net asset value reflects the change in net asset value based on the effects of the performance of the Fund during the period and assumes distributions, if any, were reinvested. Total returns shown exclude the effect of applicable sales charges.

[9]

Includes adjustments in accordance with GAAP and accordingly the returns and per unit net asset value for financial reporting may differ from the per unit net asset value and returns for shareholder transactions.

[10]	Not annualized.
[11]

Calculated by subtracting the Fund’s total liabilities (not including borrowings) from the Fund’s total assets and dividing this by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

*

The Fund commenced operations on January 4, 2021 following reorganization of Hamilton Lane Evergreen Private Fund LP which was effective as of close of business on December 31, 2020, see Note 1 in the accompanying notes to consolidated financial statements.

See accompanying Notes to Consolidated Financial Statements

Hamilton Lane Private Assets Fund
Consolidated Financial Highlights Class D Shares

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended March 31, 2025	For the Year Ended March 31, 2024	For the Year Ended March 31, 2023	For the Period August 1, 2021* through March 31, 2022
Per Share Operating Performance:
Net Asset Value per share, beginning of period	$15.68	$14.07	$12.32	$11.10
Activity from investment operations:
Net investment loss[1]	(0.30)	(0.28)	(0.47)	(0.35)
Net realized and unrealized gain/(loss) on investments	2.22	2.01	2.41	1.75
Net increase in reimbursement by affiliate	—	—[2,3]	—	—
Total from investment operations	1.92	1.73	1.94	1.40

Distributions to investors
From net realized gains	(0.24)	(0.12)	(0.19)	(0.18)
Total distributions to investors	(0.24)	(0.12)	(0.19)	(0.18)

Net Asset Value per share, end of period	$17.36	$15.68	$14.07	$12.32

Net Assets, end of year (in thousands)	$79,916	$58,829	$29,734	$12,812

Ratios to average net assets:
Net investment income (loss)[4,5]	(0.98)%	0.06%	(1.01)%	(1.44)%

Gross expenses[6]	3.18%	4.51%	4.87%	4.43%
Expense Recoupment/ (Reimbursement)	0.00%	0.00%	0.02%	0.26%
Net expenses[6]	3.18%	4.51%	4.89%	4.69%

Total Return[7]	12.31%[8]	12.32%[8]	15.82%[8]	12.66%[8,9]

Portfolio turnover rate	0.02%	0.00%	0.00%	0.00%[9]

Senior Securities
Total borrowings (000s)	$36,192	$55,000	$—	$—
Asset coverage per $1,000 unit of senior indebtedness[10]	$101,063	$33,286	$—	$—
[1]	Per share data is computed using the average shares method.
[2]	Amount represents less than $0.01 per share.
[3]	During the year ended March 31, 2024, the Adviser reimbursed the Fund $37,053 for a trade error. The reimbursement had no impact on the Fund’s total return.
[4]	Net investment income (loss) has been annualized for periods of less than twelve months, except for Organizational Fees and Syndication Costs which are one time expenses.

See accompanying Notes to Consolidated Financial Statements

Hamilton Lane Private Assets Fund
Consolidated Financial Highlights Class D Shares (Continued)
[5]

Net investment income (loss) ratio is calculated excluding Incentive Fees. If Incentive Fees, which are not annualized, were included the ratio would have been lowered by 0.84% for the year ended March 31, 2025, 1.95% for the year ended March 31, 2024, 2.52% for the year ended March 31, 2023, and 1.96% for the period August 1, 2021 through March 31, 2022, resulting in a net investment loss ratio of (1.82)% for the year ended March 31, 2025, (1.89)% for the year ended March 31, 2024, (3.53)% for the year ended March 31, 2023, and (3.40)% for the period August 1, 2021 through March 31, 2022. Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests. Ratios do not include net investment income of the funds in which the Fund invests.

[6]

Expense ratios have been annualized for periods of less than twelve months, except for Organizational Fees and Syndication Costs which are one time expenses, and Incentive Fees which are not annualized. If Incentive Fees had been excluded, the expense ratios would have decreased by 0.84% for the year ended March 31, 2025, 1.95% for the year ended March 31, 2024, 2.52% for the year ended March 31, 2023, and 1.96% for the period August 1, 2021 through March 31, 2022. Expenses do not include expenses from underlying funds in which the Fund invests.

[7]

Total return based on per unit net asset value reflects the change in net asset value based on the effects of the performance of the Fund during the period and assumes distributions, if any, were reinvested. Total returns shown exclude the effect of applicable sales charges.

[8]

Includes adjustments in accordance with GAAP and accordingly the returns and per unit net asset value for financial reporting may differ from the per unit net asset value and returns for shareholder transactions.

[9]	Not annualized.
[10]

Calculated by subtracting the Fund’s total liabilities (not including borrowings) from the Fund’s total assets and dividing this by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

*	The Class commenced operations on August 1, 2021.
See accompanying Notes to Consolidated Financial Statements

Hamilton Lane Private Assets Fund
Consolidated Notes to Financial Statements March 31, 2025

Note 1 – Organization

Hamilton Lane Private Assets Fund (the “Fund”) a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as a non-diversified, closed-end management investment company. Pursuant to an investment management agreement (the “Investment Management Agreement”), Hamilton Lane Advisors, L.L.C. (the “Adviser” or “Hamilton Lane”), a Pennsylvania limited liability company, serves as the investment adviser of the Fund. The Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended. The Fund was organized as a Delaware trust on February 7, 2020 and commenced operations on January 4, 2021. Prior to the commencement of the Fund’s operations (“Commencement of Operations”), the Hamilton Lane Evergreen Private Fund LP (the “Predecessor Fund”), reorganized with and transferred substantially all its portfolio securities into the Fund. The Predecessor Fund maintained an investment objective, strategies and investment policies, guidelines and restrictions that were, in all material respects, equivalent to those of the Fund. The Fund and the Predecessor Fund share the same investment adviser and portfolio managers.

The Fund is a “fund of funds” that invests primarily in general or limited partnerships, funds, corporations, trusts or other investment vehicles. The Fund’s investments will include secondary purchases of interests in existing private markets funds that are acquired in privately negotiated transactions, typically after the end of the private markets fund’s fundraising period (“Secondary Investments”) and investments may include primary investments which are interests or investments in newly established private markets funds (collectively, “Investment Funds”). The Fund’s investments will also include direct investments in the equity or debt of a company (collectively, “Direct Investments”). The Fund’s primary investment objective is to generate capital appreciation over the medium- and long-term through investments in private assets globally.

(a) Consolidation of Subsidiaries

The Fund may make investments through wholly-owned subsidiaries (each a “Subsidiary” and together, the “Subsidiaries”). Such Subsidiaries will not be registered under the Investment Company Act. However, the Fund will wholly own and control any Subsidiaries. In addition, the Fund does not intend to create or acquire primary control of any entity which primarily engages in investment activities in securities or other assets, other than entities wholly-owned or majority-owned by the Fund. The Board has oversight responsibility for the investment activities of the Fund, including its investment in any Subsidiary, and the Fund’s role as sole member or shareholder of any Subsidiary. To the extent applicable to the investment activities of a Subsidiary, the Subsidiary will follow the same compliance policies and procedures as the Fund. The Fund would “look through” any such Subsidiary to determine compliance with its investment policies.

Each investment adviser to any such foreign Subsidiary will comply with Section 15 of the Investment Company Act with respect to advisory contract approval, including that (i) material amendments to any such Subsidiary’s advisory contract must be approved by the Fund’s shareholders or the Fund’s Board of Trustees in the manner and to the extent that the Fund’s advisory agreement must be approved by the Fund’s shareholders or the Fund’s Board of Trustees (“Board”); and (ii) the Fund’s shareholders will have the ability to vote to terminate the Subsidiary’s advisory agreements to the extent that they can vote to terminate the Fund’s advisory agreement.

As of March 31, 2025, there are six active Subsidiaries of the Fund:

Subsidiary	Formation Date	Domicile	% of the Fund’s Total Assets
PAF JZ Blocker	September 17, 2020	Cayman Islands	0.1%
PAF Diamondback Blocker	September 8, 2022	Cayman Islands	2.2%
HL PAF Holdings, LLC	March 10, 2021	United States	9.4%
HL PAF Splitter, LLC	May 5, 2023	United States	68.1%
HL PAF DE Blocker, LLC	May 5, 2023	United States	1.6%
HL PAF Da Vinci SPV LLC	August 5, 2024	United States	2.0%

The Consolidated Schedule of Investments, Consolidated Statement of Assets and Liabilities, Consolidated Statement of Operations, Consolidated Statements of Changes in Net Assets, Consolidated Statement of Cash Flows and Consolidated Financial Highlights of the Fund include the accounts of the Subsidiaries. All inter-company accounts and transactions have been eliminated in the consolidation for the Fund.

Hamilton Lane Private Assets Fund
Consolidated Notes to Financial Statements March 31, 2025 (Continued)

Note 2 – Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The financial statements have been prepared in conformity with generally accepted accounting principles in the United States of America (“U.S. GAAP”).

(a) Basis of Accounting

The Fund is an investment company and follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services — Investment Companies (“ASC 946”). U.S. GAAP for an investment company requires investments to be recorded at their estimated fair value.

(b) Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities, at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(c) Cash

Cash, represents cash deposits held at financial institutions. Cash is held at major financial institutions and are subject to credit risk to the extent those balances exceed applicable Federal Deposit Insurance Corporation or Securities Investor Protection Corporation limitations.

(d) Options purchased

When an option is purchased, an amount equal to the premium paid is recorded as an investment and is subsequently adjusted to the current fair value of the option purchased. Premiums paid for the purchase of options which expire unexercised are treated by the Fund on the expiration date as realized losses. If a purchased put option is exercised, the premium is subtracted from the proceeds of the sale of the underlying security or foreign currency in determining whether the Fund has realized a gain or loss. If a purchased call option is exercised, the premium increases the cost basis of the security or foreign currency purchased by the Fund. Options purchased on an exchange are standardized while options purchased over-the-counter (“OTC”) have counterparty risk associated with them. See Note 13.

(e) Concentration of Market, Credit, and Industry Risks

The Fund’s portfolio investments are generally illiquid, non-publicly traded securities and are realized as distributions from portfolio investments made and when portfolio investments are disposed of. These portfolio investments are subject to various risk factors including market, credit, and industry risk. Market risk represents the potential loss in value of financial instruments caused by movements in market variables, such as interest rates. Other risks affecting these portfolio investments include, but are not limited to, increasing competition, rapid changes in technology and changes in economic conditions. Additionally, certain portfolio investments are denominated in foreign currencies that may be negatively affected by movements in the rate of exchange between the U.S. dollar and such foreign currencies. These risk factors could have a material effect on the ultimate realizable value of the Fund’s portfolio investments.

(f) Fair Value of Financial Instruments

The Fund values its investments at fair value in accordance with FASB ASC 820, Fair Value Measurement (“ASC 820”). The fair value of the Fund’s assets which qualify as financial instruments approximates the carrying amounts presented in the Consolidated Statement of Assets and Liabilities.

Rule 2a-5 under the Investment Company Act (“Rule 2a-5”) establishes requirements for determining fair value in good faith for purposes of the Investment Company Act. Rule 2a-5 permits fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the Investment Company Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC adopted related recordkeeping requirements and rescinded previously issued guidance, including with respect to the role of a board in determining fair value and

Hamilton Lane Private Assets Fund
Consolidated Notes to Financial Statements March 31, 2025 (Continued)
Note 2 – Accounting Policies (continued)

the accounting and auditing of fund investments. Effective September 8, 2022, and pursuant to the requirements of Rule 2a-5, the Board designated the Adviser as its valuation designee to perform fair value determinations and approved new valuation procedures for the Fund. Adoption of the rule did not have a material impact to the Fund’s valuation policies and procedures.

Certain Investment Funds and Direct Investments are valued based on the latest net asset value (“NAV”) reported by the third-party fund manager or General Partner. This is commonly referred to as using NAV as a practical expedient which allows for estimation of the fair value of a private investment based on NAV or its equivalent if the NAV of the private fund is calculated in a manner consistent with ASC 946.

The Fund’s direct investments are in private credit and equity-related investments that are generally not publicly traded, and thus, market quotations are not available to be used for valuation purposes. Additionally, if a direct investment’s reporting is not permitted to be used as a NAV as a practical expedient or is unavailable, the Adviser is required to value these direct investments at estimated fair values in accordance with ASC 820, consistently applying generally accepted valuation techniques that involve unobservable inputs. These may include references to market multiples, market yields, valuations for comparable companies, public market or private transactions, developments concerning the companies to which the securities relate, results of operations, financial condition, cash flows, and projections of such companies provided to the Adviser and such other factors as the Adviser may deem relevant. Depending on the circumstances, company multiples will not always be comparable due to the size of the related companies or associated transactions being used as comparable data in valuation.

The Adviser utilizes a valuation committee, consisting of senior members of the management team, to review and approve the valuation results related to the investments. The Adviser also utilizes independent valuation firms to provide third-party valuation consulting services for Direct Investments.

For portfolio investments that are publicly traded and for which market quotations are available, valuations are generally based on the closing sales prices, or an average of the closing bid and ask prices, as of the valuation date.

Under the Fund’s valuation procedures adopted by the Board, the Board has delegated day-to-day responsibility for fair value determinations and pricing to the Adviser subject to the oversight of the Board (in such capacity, the “Valuation Designee”). The Valuation Designee is responsible for developing the Fund’s written valuation processes and procedures, conducting periodic reviews of the valuation policies, and evaluating the overall fairness and consistent application of the valuation policies.

(g) Investment Transactions and Related Income

The Fund’s primary sources of income are investment income and gains recognized upon distributions from portfolio investments and unrealized appreciation/depreciation in the fair value of its portfolio investments. The Fund generally recognizes investment income and realized gains/losses based on the characterization of distributions provided by the administrator/investment manager of the portfolio investment on the date received. Distributions occur at irregular intervals, and the exact timing of distributions from the portfolio investments has not been communicated to the Fund. It is estimated that distributions will occur over the life of the portfolio investments.

Realized gains and losses from the sale of portfolio investments represent the difference between the original cost of the portfolio investments, as adjusted for return of capital distributions (net cost), and the net proceeds received at the time of the sale, disposition or distribution date. The Fund records realized gains and losses on portfolio investments when securities are sold, distributed to the partners or written-off as worthless. The Fund recognizes the difference between the net cost and the estimated fair value of portfolio investments owned as the net change in unrealized appreciation/depreciation on investments in the Consolidated Statement of Operations.

Return of capital or security distributions received from portfolio investments are accounted for as a reduction to cost.

Interest income, including amortization of premium or discount using the effective interest method and interest on paid-in-kind instruments, is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date or the date the Fund becomes aware of the dividend.

Hamilton Lane Private Assets Fund
Consolidated Notes to Financial Statements March 31, 2025 (Continued)
Note 2 – Accounting Policies (continued)

(h) Foreign Currency

The values of portfolio investments denominated in foreign currencies are translated into U.S. dollars at the date of valuation. Capital contributions to the portfolio investments and distributions received from the portfolio investments are translated into U.S. dollar amounts on the respective dates of each such transaction. The Fund does not isolate the effects of changes in foreign currency rates on the valuation of these portfolio investments. Such fluctuations in exchange rates are included with and form part of the net realized and unrealized gain (loss) from investments.

(i) Currency Risk

Investment Funds make direct and indirect investments in a number of different currencies. Any returns on, and the value of such investments may, therefore, be materially affected by exchange rate fluctuations, local exchange control, limited liquidity of the relevant foreign exchange markets, the convertibility of the currencies in question and/or other factors. A decline in the value of the currencies in which the Fund’s investments are denominated against the U.S. dollar will result in a decrease in the Fund’s net asset value. The Adviser generally will not hedge the value of investments made by the Fund against currency fluctuations. Accordingly, the performance of the Fund could be adversely affected by such currency fluctuations.

(j) Incentive Fees

At the end of each calendar quarter, the Adviser is entitled to receive an Incentive Fee equal to 10.00% of the excess, if any, of (i) the net profits of the Fund for the relevant quarterly period over (ii) the then balance, if any, of the Loss Recovery Account (see Note 6). As of March 31, 2025 the liability for the Incentive Payable was $65,204,441. For the year ended March 31, 2025, the total amount of $23,141,020 of Incentive Fees were expensed to the Adviser.

(k) Income Taxes

The Fund elects to be treated as, and qualified as, a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) and as such does not pay federal income taxes. Accordingly, no provision for federal income taxes was required for the Fund. However, the Fund does invest in one domestic and one foreign blocker which requires an estimated provision for income taxes (see Note 5).

In accounting for income taxes, the Fund follows the guidance in FASB ASC 740, Accounting for Uncertainty in Income Taxes. FASB ASC 740 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity before being measured and recognized in the financial statements. There were no material uncertain tax positions requiring recognition in the Fund’s consolidated financial statements as of March 31, 2025.

The Fund utilizes a tax-year end of September 30 and the Fund’s income and federal excise tax returns and all financial records supporting returns will be subject to examination by the federal and Delaware revenue authorities.

The Adviser has analyzed the Fund’s tax positions and has concluded that as of March 31, 2025, and during the prior three open tax years, no provision for income taxes is required in the financial statements. Therefore, no additional tax expense, including any interest and penalties, was recorded in the current year and no adjustments were made to prior periods. To the extent the Fund recognizes interest and penalties, they are included in interest expense and other expenses, respectively, in the Consolidated Statement of Operations.

(l) Deferred Tax Asset and Liability

In preparing its consolidated financial statements, both Onshore and Offshore subsidiaries are required to recognize its estimate of income taxes for purposes of determining deferred tax assets or liabilities. Onshore subsidiaries are subject to US federal and state income tax while Offshore subsidiaries are subject to US federal withholding tax, state tax, and branch profit’s tax on effectively connected income (“ECI”) with a US trade or business.

Hamilton Lane Private Assets Fund
Consolidated Notes to Financial Statements March 31, 2025 (Continued)
Note 2 – Accounting Policies (continued)

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. If the Onshore or Offshore Subsidiary has a deferred tax asset, consideration is given to whether a valuation allowance is required.

(m) Net Asset Value Determination

The Fund calculates its NAV as of the close of business on the last business day of each month, each date that a Share is repurchased, as of the date of any distribution and at such other times as the Board shall determine (each, a “Determination Date”). In determining its NAV, the Fund values its investments as of the relevant Determination Date. The NAV of the Fund equals, unless otherwise noted, the value of the total assets of the Fund, less all of its liabilities, including accrued fees and expenses, each determined as of the relevant Determination Date.

Note 3 – Investment Transactions

For the year ended March 31, 2025, purchases and sales of investments, excluding short-term investments, were $1,920,905,806 and $379,759, respectively.

Note 4 – Portfolio Valuation

ASC 820 defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the asset or liability. ASC 820 establishes a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in valuing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observation of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below:

Level I: Quoted unadjusted prices are available in active markets for identical investments as of the reporting date. The types of investments which would generally be included in Level I include listed equities.

Level II: Pricing inputs other than quoted available prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value is determined through the use of models or other valuation methodologies. The types of investments which would generally be included in Level II include corporate bonds and loans, and less liquid and restricted equity securities. This category also includes interests in special purpose vehicles whose fair value is predominantly attributable to investments in Level I type securities.

Level III: Pricing inputs are unobservable for the investment and include situations where there is little, if any, market activity for the investment. The inputs into the determination of fair value require significant management judgment or estimation. Those unobservable inputs, that are not corroborated by market data, generally reflect the reporting entity’s own assumptions about the assumptions market participants would use in determining the fair value of the investment. The types of investments which would generally be included in Level III include equity and/or debt securities issued by private entities and investments in Investment Funds.

The Fund has established valuation processes and procedures to ensure that the valuation techniques are fair and consistent, and valuation inputs are supportable. The Fund’s investments in Investment Funds are carried at fair value which generally represents the Fund’s pro-rata interest in the net assets of each Investment Fund as reported by the administrators and/or investment managers of the underlying Investment Funds. All valuations utilize financial information supplied by each Investment Fund and are net of management and incentive fees or allocations payable to the Investment Funds’ managers or pursuant to the Investment Funds’ agreements. The Fund’s valuation procedures require the Valuation Designee to consider all relevant information available at the time the Fund values its portfolio. The Valuation Designee has assessed factors including, but not limited to, the individual Investment Funds’ compliance with fair value measurements, price transparency and valuation procedures in place. The Valuation Designee will consider such information and consider

Hamilton Lane Private Assets Fund
Consolidated Notes to Financial Statements March 31, 2025 (Continued)
Note 4 – Portfolio Valuation (continued)

whether it is appropriate, in light of all relevant circumstances, to value such a position at its NAV as reported or whether to adjust such value. The underlying investments of each Investment Fund are accounted for at fair value as described in each Investment Fund’s financial statements.

The fair value relating to certain underlying investments of these Investment Funds, for which there is no ready market, has been estimated by the respective Investment Fund’s management and is based upon available information in the absence of readily ascertainable fair values and does not necessarily represent amounts that might ultimately be realized. Due to the inherent uncertainty of valuation, those estimated fair values may differ significantly from the values that would have been used had a ready market for the investments existed. These differences could be material.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of March 31, 2025, in valuing the Fund’s assets and liabilities carried at fair value:

Assets	Level I	Level II*	Level III	Total
Investments
Direct Credit	$—	$—	$96,367,718	$96,367,718
Direct Equity	—	—	280,240,958	280,240,958
Secondary Direct Equity	—	—	22,100,653	22,100,653
Short Term Investments	533,792,907	—	—	533,792,907
Total Investments	$533,792,907	$—	$398,709,329	$932,502,236

*  The Fund did not hold any Level II securities at March 31, 2025.

Certain portfolio investments fair valued using net asset value (or its equivalent) as a practical expedient are not included in the fair value hierarchy. As such, investments in securities with a fair value of $2,999,268,268 are excluded from the fair value hierarchy as of March 31, 2025.

All of the Fund’s Investment Funds are generally considered to be illiquid investments. Certain investments may achieve liquidity only as and when the Investment Funds sell their portfolio company investments and distribute the proceeds received from the disposition of those investments to the Fund. It is also possible for the Fund to dispose of its interests in Investment Funds in the secondary market.

The following is a reconciliation of assets in which significant unobservable inputs (Level III) were used in determining value:

	Direct Credit	Direct Equity	Secondary Direct Equity
Balance as of March 31, 2024	$135,783,254	$448,878,766	$18,313,690
Transfers into Level III	—	—	—
Transfers out of Level III	(31,110,065)	(339,774,721)	—
Total gains or losses for the period
Included in earnings (or changes in net assets)	9,728,275	64,754,875	3,786,963
Purchases	45,897,858	165,004,919	—
Distributions received	(63,931,604)	(58,622,881)	—
Balance as of March 31, 2025	$96,367,718	$280,240,958	$22,100,653

Change in unrealized gains or losses for the period included in earnings (or changes in net assets) for Level III assets held at the end of the reporting period	$9,728,274	$64,754,875	$3,786,963

Hamilton Lane Private Assets Fund
Consolidated Notes to Financial Statements March 31, 2025 (Continued)
Note 4 – Portfolio Valuation (continued)

Underlying investments held by the Fund, categorized as Level III as of March 31, 2025, were transferred out of Level III and valued using the practical expedient as of March 31, 2025 as the Valuation Designee determined with the availability of reporting from underlying investments that the net asset value has been calculated in a manner consistent with ASC 946. The Fund’s current valuation policy is to utilize practical expedient, where possible. Investments currently valued utilizing practical expedient are not prescribed a level within the fair value hierarchy.

The following table presents additional quantitative information about valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level III as of March 31, 2025:

Asset Class	Fair Value at March 31, 2025	Valuation Technique(s)	Unobservable Input(1)	Range of Input	Weighted Average of Input(2)	Impact to Valuation from an Increase in Input(3)
Direct Credit	$96,367,718	Income Approach	Market Yield	8.8% – 27.2%	12.1%	Decrease
		Market Approach	EBITDA Multiple	11.3x	N/A	Increase
			NFY EBITDA Multiple	8.3x	N/A	Increase
		Recent Transaction	N/A	N/A	N/A	N/A
Direct Equity	280,240,958	Market Approach	EBITDA Multiple	5.5x – 22.3x	11.7x	Increase
			Revenue Multiple	4.3x – 8.8x	5.2x	Increase
			NFY Revenue Multiple	13.5x	N/A	Increase
			NFY EBITDA Multiple	5.3x – 9.0x	5.5x	Increase
		Income Approach	Discount Rate	21.4%	N/A	Decrease
			Market Yield	17.4%	N/A	Decrease
		Recent Transaction	N/A	N/A	N/A	N/A
Secondary Direct Equity	22,100,653	Market Approach	EBITDA Multiple	15.5x	N/A	Increase

(1)   The Adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type, cost and recent purchases or sales of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

(2)   Weighted average by the relative fair value of the investments in that asset class.

(3)   This column represents the directional change in the fair value of the Level III investments that would result from an increase to the corresponding unobservable input.

Hamilton Lane Private Assets Fund
Consolidated Notes to Financial Statements March 31, 2025 (Continued)
Note 4 – Portfolio Valuation (continued)

The Fund’s investments in Direct and Secondary Investments that are fair valued using net asset value as a practical expedient, along with their corresponding unfunded commitments and other attributes, as of March 31, 2025, are briefly summarized in the table below*.

Investment Category	Investment Strategy	Fair Value	Unfunded Commitments	Estimated Remaining Life	Redemption Frequency	Notice Period (In Days)	Redemption Restriction Terms
Buyout	Investments in which a mature company is acquired from current shareholders	$2,433,007,575	$319,371,737	1 to 10 years	None	N/A	N/A
Credit	Investments in the debt of a company	43,233,422	10,882,308	1 to 10 years	None	N/A	N/A
Growth	Investments in high growth potential companies	408,528,243	50,077,244	1 to 10 years	None	N/A	N/A
Venture	Investments in investments in early stage	114,499,028	5,661,018	1 to 10 years	None	N/A	N/A

*   The information summarized in the table above represents the general terms for the specified financing stage. Individual investment funds may have terms that are more or less restrictive than those terms indicated for the asset class as a whole. In addition, most portfolio funds have the flexibility, as provided for in their constituent documents, to modify and waive such terms.

Private equity is a common term for investments that typically are made in non-public companies through privately negotiated transactions. Private equity investors generally seek to acquire quality assets at attractive valuations and use operational expertise to enhance value and improve portfolio company performance. Buyout funds acquire private and public companies, as well as divisions of larger companies. Private equity specialists then seek to uncover value-enhancing opportunities in portfolio companies, unlock the value of the portfolio company and reposition it for sale at a multiple of invested equity.

The following outlines the primary investment strategies of the Secondary Investments held by the Fund as of March 31, 2025.

•        Buyout. Control investments in established, cash flow positive companies are usually classified as buyouts. Buyout investments may focus on small-, mid- or large-capitalization companies, and such investments collectively represent the largest portion of the capital deployed in the overall private equity market. The use of debt financing, or leverage, is prevalent in buyout transactions — particularly in the large-cap segment. Overall, debt financing typically makes up 50-70% of the price paid for a company.

•        Credit. Investments into credit and credit-oriented securities, including loans, bonds and other forms of debt. These investment activities typically focus on lending to established corporate borrowers, which may be utilizing leverage as part of a buyout financing. Generally, the Fund’s credit investment activities involve the issuance of new debt to an established, cash-flow positive company (borrower). Credit investments may also include asset-based-lending transactions or structured debt opportunities. The Fund will typically invest in, but is not limited to, senior and junior debt securities including first lien, unitranche, second lien, mezzanine and other forms of debt. These debt positions may be secured or unsecured and typically have a contractual current yield and maturity date.

• Growth. Equity investments in early stage or other high growth potential companies.

Hamilton Lane Private Assets Fund
Consolidated Notes to Financial Statements March 31, 2025 (Continued)
Note 4 – Portfolio Valuation (continued)

• Venture. Investments in new and emerging companies are usually classified as venture capital. Such investments are often in healthcare, internet-enabled or other technology-related industries. Companies financed by venture capital are generally not cash flow positive at the time of investment and may require several rounds of financing before the company can be sold privately or taken public. Venture capital investors may finance companies along the full path of development or focus on certain sub-stages (usually classified as seed, early and late stage) in partnership with other investors.

Note 5 – Federal Income Taxes

At March 31, 2025, gross unrealized appreciation and depreciation of investments owned by the Fund, based on cost for federal income tax purposes were as follows:

Cost of investments	$3,321,035,350
Gross unrealized appreciation	671,107,306
Gross unrealized depreciation	(60,372,152)
Net unrealized appreciation on investments	$610,735,154

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

U.S. GAAP requires that certain components of net assets to be reclassified between financial and tax reporting. Permanent differences between book and tax basis are attributable primarily to the write-off of net operating losses. These reclassifications have no effect on net assets or net asset value per share. For the tax year ended September 30, 2024 permanent differences in book and tax accounting have been reclassified to paid-in capital and total distributable earnings as follows:

Increase (Decrease)
Paid-in Capital	Total Distributable Earnings (Loss)
$(4,972,137)	$4,972,137

As of September 30, 2024 the components of accumulated earnings (deficit) on a tax basis for the Fund were as follows:

Undistributed ordinary income	$—
Undistributed long-term gains	15,476,872
Tax accumulated earnings	15,476,872

Accumulated capital and other losses	$(40,697,376)
Unrealized appreciation/(depreciation) on investments	442,358,335
Net increase in reimbursement by affiliate	—
Total accumulated earnings	$417,137,831

As of September 30, 2024, the Fund had $34,210,761 of qualified late-year ordinary losses, which are deferred until fiscal year 2025 for tax purposes. Net late-year losses incurred after December 31, and within the taxable year are deemed to arise on the first day of the Fund’s next taxable year.

The tax character of distributions paid during the tax years ended September 30, 2024, and September 30, 2023, were as follows:

Distributions paid from:	2024	2023
Ordinary income	$—	$—
Net long term capital gains	10,000,034	6,689,844
Total distributions paid	$10,000,034	$6,689,844

Hamilton Lane Private Assets Fund
Consolidated Notes to Financial Statements March 31, 2025 (Continued)
Note 5 – Federal Income Taxes (continued)

The Fund invests in one domestic and two foreign blockers. The domestic blocker is a limited liability company that has elected to be treated as a C-corporation for federal and state income tax purposes and is required to account for its estimate of income taxes. The foreign blockers are treated as Controlled Foreign Corporations and are subject to U.S. federal income tax on income effectively connected to a U.S. trade or business. The estimated provision for income taxes attributable to the blockers for the fiscal year ended March 31, 2025 consists of the following:

	PAF DE Blocker	PAF Diamondback	PAF JZHL
Deferred:
Federal	$1,981,882	$3,209,382	$68,259
State	634,941	—	—
Total	$2,616,823	$3,209,382	$68,259

Estimated provision for income taxes	$2,616,823	$3,209,382	$68,259

As of March 31, 2025, the deferred tax liability is attributable to the temporary differences between the treatment of net unrealized gains on private assets on a book and tax basis. Total income taxes for PAF DE Blocker have been computed by applying the U.S. federal statutory income tax rate of 21% plus a blended net state income tax rate of 8%. Income taxes for PAF Diamondback and PAF JZHL have been computed by applying the U.S. federal statutory rate of 21% and an estimated branch profits tax of 24%. The Fund applied these rates to net investment income (loss) and realized and unrealized gains (losses) on investments before income taxes in computing its total income tax expense (benefit).

Note 6 – Investment Management Fees and Allocations

The Fund pays the Adviser an investment management fee (the “Investment Management Fee”) in consideration of the Advisory and other services provided by the Adviser to the Fund. The Fund pays the Adviser an Investment Management Fee equal to 1.40% on an annualized basis of the Fund’s Managed Assets, calculated monthly based on Managed Assets at the end of the month and paid quarterly, provided that the Fund’s Shares are generally only offered on the first business day of each month. Furthermore, to the extent the Fund’s Shares are offered more frequently, the investment management fee will be calculated as of the average daily Managed Assets for each day the Fund offers Shares. Prior to March 14, 2025 the Investment Management Fee was paid quarterly and equal to 1.50% on an annualized basis of the Fund’s average daily Managed Assets during such period. “Managed Assets” means the total assets of the Fund (including any assets attributable to money borrowed for investment purposes) minus the sum of the Fund’s accrued liabilities (other than money borrowed for investment purposes). Because the Investment Management Fee is based on the Fund’s Managed Assets, any leverage utilized by the Fund for investment purposes will result in an increase in such fee (as a percentage of net assets attributable to Shares). Borrowed funds that are held in cash, cash equivalents, other short-term securities or money market funds are not considered to be borrowed for investment purposes and are therefore not included in Managed Assets for purposes of calculating the Investment Management Fee. The Investment Management Fee is paid to the Adviser before giving effect to any repurchase of Shares in the Fund effective as of that date and will decrease the net profits or increase the net losses of the Fund that are credited to its Shareholders.

In addition, at the end of each calendar quarter, the Adviser will be entitled to receive an Incentive Fee, equal to 10.00% of the excess, if any, of (i) the net profits of the Fund for the relevant period over (ii) the then balance, if any, of the Loss Recovery Account (as defined below). Prior to March 14, 2025, the Incentive fee of 12.50% was calculated on a deal-by-deal basis accrued monthly and payable upon the Fund’s exit from an investment in each Direct Investment, Secondary Investment, Listed PE Investment and Opportunistic Investment (each, an “Applicable Investment”) with Preferred Return Rates.

For the purposes of the Incentive Fee and the Loss Recovery Account, the term “net profits” shall mean the amount by which (i) the sum of (A) the net asset value of the Fund on the last day of such quarter, (B) the aggregate repurchase price of all shares repurchased by the Fund during such quarter and (C) the amount of dividends and other distributions paid in respect of the Fund during such quarter and not reinvested in additional shares through the DRIP exceeds (ii) the sum of (X) the net asset value of the Fund as of the month end prior to the commencement of the relevant quarterly period, including any net change in unrealized appreciation or depreciation of investments and realized income and gains

Hamilton Lane Private Assets Fund
Consolidated Notes to Financial Statements March 31, 2025 (Continued)
Note 6 – Investment Management Fees and Allocations (continued)

or losses and expenses (including offering and organizational expenses) and (Y) the aggregate issue price of shares of the Fund issued during such quarter (excluding any shares of such class issued in connection with the reinvestment through the DRIP of dividends paid, or other distributions made, by the Fund through the DRIP). The Incentive Fee calculation is effective as of the date of the first investment in the Predecessor Fund on September 2, 2020. The Fund commenced operations on January 4, 2021, following the reorganization of the Predecessor Fund with and into the Fund, which was effective as of the close of business on December 31, 2020. The Adviser reduced the current fee by the impact of the change of the Incentive Fee calculated under the Prior Investment Management Agreement and under the Investment Management Agreement for the period from September 2, 2020 until the most recent quarter end prior to the Fund’s shareholders’ approval of the Investment Management Agreement on March 14, 2025. The Incentive Fee was adjusted by the adviser due to this change during the year ended March 31, 2025 by $23,555,381.

The Fund will maintain a memorandum account (the “Loss Recovery Account”), which will have an initial balance of zero and will be (i) increased upon the close of each calendar quarter of the Fund by the amount of the net losses of the Fund for the quarter, before giving effect to any repurchases or distributions for such quarter, and (ii) decreased (but not below zero) upon the close of each calendar quarter by the amount of the net profits of the Fund for the quarter. For purposes of the Loss Recovery Account, the term “net losses” shall mean the amount by which (i) the sum of (A) the net asset value of the Fund as of the beginning of such quarter and (B) the aggregate issue price of shares of the Fund issued during such quarter (excluding any Shares of such Class issued in connection with the reinvestment of dividends paid, or other distributions made, by the Fund through the DRIP) exceeds (ii) the sum of (X) the net asset value of the Fund as of the end of such quarter, (Y) the aggregate repurchase price of all shares repurchased by the Fund during such quarter and (Z) the amount of dividends and other distributions paid in respect of the Fund during such quarter and not reinvested in additional shares through the DRIP. Shareholders will benefit from the Loss Recovery Account in proportion to their holdings of Shares. For purposes of the “net losses” calculation, the net asset value shall include unrealized appreciation or depreciation of investments and realized income and gains or losses and expenses (including offering and organizational expenses). Incentive Fees are accrued monthly and paid quarterly.

The Adviser has entered into an expense limitation agreement (the “Expense Limitation Agreement”) with the Fund, whereby the Adviser has agreed to waive fees that it would otherwise be paid, and/or to assume expenses of the Fund (a “Waiver”), if required to ensure the Total Annual Expenses (excluding taxes, interest, brokerage commissions, certain transaction-related expenses, extraordinary expenses, acquired fund fees and expenses, the Investment Management Fee and the Incentive Fee) do not exceed 1.45%, 0.75% and 1.00% of the average daily net assets of Class R Shares, Class I Shares and Class D Shares, respectively (the “Expense Limit”). For a period not to exceed three years from the date on which a Waiver is made, the Adviser may recoup amounts waived or assumed, provided it is able to effect such recoupment without causing the Fund’s expense ratio (after recoupment) to exceed the lesser of (a) the expense limit in effect at the time of the waiver, and (b) the expense limit in effect at the time of the recoupment. The Expense Limitation Agreement had an initial term ending one-year from the Commencement of Operations (January 4, 2021), and will automatically renew thereafter for consecutive twelve-month terms, provided that such continuance is specifically approved at least annually by a majority of the Trustees. The Expense Limitation Agreement may be terminated by the Fund’s Board of Trustees upon thirty days’ written notice to the Adviser. At March 31, 2025, there are no amounts recoupable by the Adviser.

Note 7 – Certain Risk Factors and Conflicts of Interest

Investors considering an investment in the Fund should be aware of potential risks. Prospective investors must rely upon their own examination of, and ability to understand, the nature of this investment, including the risks involved, in making a decision to invest in the Fund. There can be no assurance that the Fund will be able to achieve its investment objective or that investors will receive a return of their capital. In addition, there will be occasions when the Adviser or its affiliates may encounter potential conflicts of interest. By acquiring an interest in the Fund, each shareholder will be deemed to have acknowledged the existence of any such actual and potential conflicts of interest and to have waived any claim with respect to any liability arising from the existence of any such conflict of interest.

The Fund will invest in highly illiquid, long-term investments. The Fund does not expect to be able to transfer its investments in, or to withdraw from, the Investment Funds or Direct Investments. In addition, the investments of the Investment Funds and Direct Investments generally will be investments for which no liquid market exists or will be subject to legal or other restrictions on transfer, and the Fund may be required to hold such investments until maturity or otherwise be restricted

Hamilton Lane Private Assets Fund
Consolidated Notes to Financial Statements March 31, 2025 (Continued)
Note 7 – Certain Risk Factors and Conflicts of Interest (continued)

from disposing of such investments. Investment Funds or sponsors of Direct Investments in which the Fund invests may face reduced opportunities to exit and realize value from their investments in the event of a general market downturn or a specific market dislocation. As a consequence, an Underlying Fund or the Fund may not be able to sell its investments when it desires to do so or to realize what it perceives to be their fair value in the event of a sale. Furthermore, under certain circumstances, distributions may be made by the Fund to Limited Partners in-kind and could consist of securities for which there is no readily available market.

In some cases, the Fund may dispose of its investments in one or more Investment Funds and Direct Investments in secondary transactions with third parties. Approval of the sponsors of Investment Funds and Direct Investments will generally be required to effect any such secondary sale and there can be no assurances that such approval will be given. Furthermore, due to the illiquid market for secondary transactions, there can be no assurance that any secondary sale will be successfully completed in the time the Adviser determines most appropriate for the Fund or that the price paid by a third party purchaser will reflect Hamilton Lane’s or the underlying fund sponsor’s valuation for such investment. Depending on the circumstances of the Underlying Fund, the price received by the Fund may represent a substantial discount relative to the valuation at which such investment is held or the amount of capital contributed to such investment. The Fund may be required to agree to retain certain liabilities relating to the Underlying Fund or Direct Investment even after it is sold.

Under the Investment Company Act, the Fund is required to carry its portfolio investments at market value or, if there is no readily available market value, at fair value. There is not a public market for the securities of the privately held companies in which the Fund may invest. Many of the Fund’s investments are not exchange-traded, but are, instead, traded on a privately negotiated over-the-counter (“OTC”) secondary market for institutional investors. The Board is responsible for the valuation of the Fund’s portfolio investments, and has delegated day-to-day responsibility for implementing the portfolio valuation process set forth in the Fund’s valuation policy to the Adviser. Valuations of Fund investments are disclosed quarterly in reports publicly filed with the SEC.

Certain interested trustees and officers of the Fund are affiliated with the Adviser and receive no compensation from the Fund for serving as officers and/or trustees.

A high proportion of the Fund’s investments relative to its total investments are expected to be valued at fair value. Certain factors that may be considered in determining the fair value of the Fund’s investments include dealer quotes for securities traded on the OTC secondary market for institutional investors, the nature and realizable value of any collateral, the portfolio company’s earnings and its ability to make payments on its indebtedness, the markets in which the portfolio company does business, comparison to selected publicly-traded companies, discounted cash flow and other relevant factors. The factors and methodologies used for the valuation of such securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can realize the fair value assigned to a security if it were to sell the security. Such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, and they often reflect only periodic information received by the Adviser about such companies’ financial condition and/or business operations, which may be on a lagged basis and can be based on estimates. Determinations of fair value may differ materially from the values that would have been used if an exchange-traded market for these securities existed. Investments in private companies are typically governed by privately negotiated credit agreements and covenants, and reporting requirements contained in the agreements may result in a delay in reporting their financial position to lenders, which in turn may result in the Fund’s investments being valued on the basis of this reported information. Due to these various factors, the Fund’s fair value determinations could cause the Fund’s NAV on a valuation day to materially differ from what it would have been had such information been fully incorporated. As a result, investors who purchase shares may receive more or less shares and investors who tender their shares may receive more or less cash proceeds than they otherwise would receive.

The Adviser provides investment advice to a variety of clients, including through other accounts and investment funds, and expects to have additional clients in the future. These other clients may have goals that are similar to or overlap with those of the Fund. As a result, the Adviser and its affiliates – including each of their respective directors, officers, partners and employees – may be subject to various conflicts of interest in their relationships and dealings with the Fund. By acquiring an interest in the Fund, each investor will be deemed to have acknowledged the existence of such actual and potential conflicts of interest and, to the extent permitted by applicable law, to have waived any claims with respect to the existence of any conflicts of interest.

The valuations reported by the Investment Fund managers, based upon which the Fund determines its month-end net asset value and the net asset value per Share may be subject to later adjustment or revision. For example, fiscal year-end net asset value calculations of the Investment Funds may be revised as a result of audits by their independent auditors.

Hamilton Lane Private Assets Fund
Consolidated Notes to Financial Statements March 31, 2025 (Continued)
Note 7 – Certain Risk Factors and Conflicts of Interest (continued)

Other adjustments may occur from time to time. Because such adjustments or revisions, whether increasing or decreasing the net asset value of the Fund at the time they occur, relate to information available only at the time of the adjustment or revision, the adjustment or revision may not affect the amount of the repurchase proceeds of the Fund received by Shareholders who had their Shares repurchased prior to such adjustments and received their repurchase proceeds, subject to the ability of the Fund to adjust or recoup the repurchase proceeds received by Shareholders under certain circumstances. As a result, to the extent that such subsequently adjusted valuations from the Investment Fund managers or revisions to the net asset value of an Investment Fund or Direct Investment adversely affect the Fund’s net asset value, the outstanding Shares may be adversely affected by prior repurchases to the benefit of Shareholders who had their Shares repurchased at a net asset value higher than the adjusted amount.

Conversely, any increases in the net asset value resulting from such subsequently adjusted valuations may be entirely for the benefit of the outstanding Shares and to the detriment of Shareholders who previously had their Shares repurchased at a net asset value lower than the adjusted amount. The same principles apply to the purchase of Shares. New Shareholders may be affected in a similar way.

Note 8 – Shareholder Servicing Plan

The Fund has adopted a Distribution and Service Plan with respect to Class R and Class D Shares in compliance with Rule 12b-1 under the Investment Company Act. The Distribution and Service Plan allows the Fund to pay distribution and servicing fees for the sale and servicing of its Class R and Class D Shares. Under the Distribution and Service Plan, the Fund will be permitted to pay as compensation up to a maximum of 0.70% per year on Class R Shares and up to a maximum of 0.25% per year on Class D Shares on an annualized basis of the aggregate net assets of the Fund attributable to each class (the “Distribution and Servicing Fee”) to the Fund’s distributor, Distribution Services, LLC, and/or other qualified recipients. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of an investment and may cost more than paying other types of sales charges. Class I Shares are not subject to the Distribution and Servicing Fee. For the year ended March 31, 2025, distribution and service fees incurred are disclosed on the Consolidated Statement of Operations.

Note 9 – Additional Risk Factors

Certain local, regional or global events such as war, acts of terrorism, the spread of infectious illnesses and/or other public health issues, financial institution instability, trade disruption or other events may have a significant impact on a security or instrument. These types of events and others like them are collectively referred to as “Market Disruptions and Geopolitical Risks” and they may have adverse impacts on the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. Some of the impacts noted in recent times include but are not limited to embargos, political actions, tariffs, supply chain disruptions, bank failures, restrictions to investment and/or monetary movement including the forced selling of securities or the inability to participate in impacted markets. The duration of these events could adversely affect the Fund’s performance, the performance of the securities in which the Fund invests and may lead to losses on your investment. The ultimate impact of “Market Disruptions and Geopolitical Risks” on the financial performance of the Fund’s investments is not reasonably estimable at this time. Management is actively monitoring these events.

The failure of certain financial institutions, namely banks, may increase the possibility of a sustained deterioration of financial market liquidity, or illiquidity at clearing, cash management and/or custodial financial institutions. The failure of a bank (or banks) with which the Fund and/or the Portfolio Funds have a commercial relationship could adversely affect, among other things, the Fund and/or the Portfolio Fund’s ability to pursue key strategic initiatives, including by affecting the Fund’s or a Portfolio Fund’s ability to borrow from financial institutions on favorable terms.

Economic problems in a single country are increasingly affecting other markets and economies, and a continuation of this trend could adversely affect global economic conditions and world markets. Uncertainty and volatility in the financial markets and political systems of the U.S. or any other country, including volatility as a result of the ongoing conflicts between Russia and Ukraine and Israel and Hamas and the rapidly evolving measures in response, may have adverse spill-over effects into the global financial markets generally. The Fund’s investments could be negatively impacted by the current hostilities in Eastern Europe and the Middle East, including direct and indirect effects on their operations and financial condition.

Hamilton Lane Private Assets Fund
Consolidated Notes to Financial Statements March 31, 2025 (Continued)
Note 9 – Additional Risk Factors (continued)

Inflation could directly adversely affect certain investments made by the Fund. If an investment is unable to increase its revenue in times of higher inflation, its profitability and ability to distribute dividends may be adversely affected. Many of the entities in which the Fund invests may have long-term rights to income linked to some extent to inflation, whether by government regulations, contractual arrangement or other factors. Typically, as inflation rises, the entity will earn more revenue, but will incur higher expenses; as inflation declines, the entity may not be able to reduce expenses in line with any resulting reduction in revenue.

Note 10 – Other agreements

UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and administrator; UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian. The Fund’s allocated fees incurred for administrative and custodian services for the year ended March 31, 2025, are reported on the Consolidated Statement of Operations.

Note 11 – Commitments

As of March 31, 2025, the Fund has $396,455,081 in unfunded commitments to private equity investments. The commitments to investments are subject to certain terms and conditions prior to closing of the relevant transactions. There can be no assurance that such transactions will close as expected or at all.

Note 12 – Capital Share Transactions

The Fund offers three separate classes of shares of beneficial interest (“Shares”) designated as Class I Shares, Class R Shares and Class D Shares. Each class of Shares is subject to different fees and expenses. The Fund may offer additional classes of Shares in the future. The Adviser has received an exemptive order from the SEC with respect to the Fund’s multi-class structure.

The minimum initial investment in Class I Shares by an investor in the Fund is $1,000,000, the minimum initial investment in Class R Shares by an investor is $50,000 and the minimum initial investment in Class D Shares by an investor in the Fund is $50,000. However, the Fund, in its sole discretion, may accept investments below these minimums.

The Fund is not a liquid investment. No Shareholder will have the right to require the Fund to redeem its Shares. The Fund from time to time may offer to repurchase Shares pursuant to written tenders by the Shareholders. The Adviser anticipates recommending to the Board that, under normal market circumstances, the Fund conduct repurchase offers of no more than 5% of the Fund’s net assets generally quarterly on or about each December 31, March 31, June 30 and September 30.

If the interval between the date of purchase of Shares and the valuation date with respect to the repurchase of such Shares is less than one year, then such repurchase will be subject to a 2% early repurchase fee (“Early Repurchase Fee”) payable to the Fund. Shares tended for repurchase will be treated as having been repurchased on a “first-in, first-out” basis. The Early Repurchase Fee may be waived by the Fund in circumstances where the Board determines that doing so is in the best interests of the Fund. The Early Repurchase Fee will not apply to Shares acquired through dividend reinvestment, and the Fund may waive the Early Repurchase Fee in its sole discretion under certain circumstances: (i) with respect to repurchase requests submitted by discretionary model portfolio management programs (and similar arrangements); (ii) with respect to repurchase requests from feeder funds (or similar vehicles) primarily created to hold Shares, which are offered to non-U.S. persons, where such funds seek to avoid imposing such a deduction because of administrative or systems limitations; (iii) pursuant to an asset allocation program, wrap fee program or other investment program offered by a financial institution where investment decisions are made on a discretionary basis by investment professionals; and (iv) pursuant to an automatic non-discretionary rebalancing program. To the extent the Fund determines to waive, impose scheduled variations of, or eliminate an early repurchase fee it will do so consistently with the requirements of Rule 22d-1 under the Investment Company Act, and the Fund’s waiver of, scheduled variation in, or elimination of, the Early Repurchase Fee will apply uniformly to all Shareholders regardless of Class.

The Fund has adopted an “opt-out” dividend reinvestment plan pursuant to which all Shareholders will have the full amount of their cash distributions reinvested in additional Shares unless a Shareholder elects otherwise.

Hamilton Lane Private Assets Fund
Consolidated Notes to Financial Statements March 31, 2025 (Continued)

Note 13 – Derivatives and Hedging Disclosures

Derivatives and Hedging requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effects on the Fund’s financial position, performance and cash flows. The Fund did not invest in any derivatives during the year ended March 31, 2025.

Note 14 – SOFR Risk

SOFR Risk. The Secured Overnight Financing Rate (“SOFR”) is intended to be a broad measure of the cost of borrowing funds overnight in transactions that are collateralized by U.S. Treasury securities. SOFR is calculated based on transaction-level repo data collected from various sources. For each trading day, SOFR is calculated as a volume-weighted median rate derived from such data. SOFR is calculated and published by the Federal Reserve Bank of New York (“FRBNY”). If data from a given source required by the FRBNY to calculate SOFR is unavailable for any day, then the most recently available data for that segment will be used, with certain adjustments. If errors are discovered in the transaction data or the calculations underlying SOFR after its initial publication on a given day, SOFR may be republished at a later time that day. Rate revisions will be effected only on the day of initial publication and will be republished only if the change in the rate exceeds one basis point.

Because SOFR is a financing rate based on overnight secured funding transactions, it differs fundamentally from LIBOR. LIBOR is intended to be an unsecured rate that represents interbank funding costs for different short-term maturities or tenors. It is a forward-looking rate reflecting expectations regarding interest rates for the applicable tenor. Thus, LIBOR is intended to be sensitive, in certain respects, to bank credit risk and to term interest rate risk. In contrast, SOFR is a secured overnight rate reflecting the credit of U.S. Treasury securities as collateral. Thus, it is largely insensitive to credit-risk considerations and to short-term interest rate risks. SOFR is a transaction-based rate, and it has been more volatile than other benchmark or market rates, such as three-month LIBOR, during certain periods. For these reasons, among others, there is no assurance that SOFR, or rates derived from SOFR, will perform in the same or a similar way as LIBOR would have performed at any time, and there is no assurance that SOFR-based rates will be a suitable substitute for LIBOR, resulting in a potential period of time where a benchmark may be unavailable. The use of SOFR may also result in a mismatch, during a transition period or otherwise, between a rate used for leverage facilities and another used for one or more of the Fund’s investments. SOFR has a limited history, having been first published in April 2018. The future performance of SOFR, and SOFR-based reference rates, cannot be predicted based on SOFR’s history or otherwise. Levels of SOFR in the future, including following the discontinuation of LIBOR, may bear little or no relation to historical levels of SOFR, LIBOR or other rates.

Note 15 – Line of Credit

As of June 30, 2023, the Fund secured a committed, secured line of credit (the “Facility”) with JPMorgan Chase Bank, N.A. All assets are pledged as collateral for the Facility and the Facility has the following terms: (a) Upfront Fees of $600,000 in effect on the Closing Date, (b) a Commitment Fee in an amount equal to one hundred twenty-five (125) basis points (1.25%) of the aggregate undrawn Commitment then in effect, (c) a commitment amount of $75,000,000, (d) interest rate of applicable Adjusted term SOFR rate plus 4.21% per annum, and (e) termination date of June 30, 2027. The Facility was amended on September 3, 2024 (with the following revised terms: a) Upfront Fees of $2,087,500 in effect on the Effective Date, (b) a Commitment Fee in an amount equal to one hundred twenty-five (125) basis points (1.25%) of the aggregate undrawn Commitment then in effect, (c) a commitment amount of $250,000,000, (d) interest rate of applicable Adjusted term SOFR rate plus 4.21% per annum, and (e) termination date of June 30, 2027. For the year ended March 31, 2025, the Fund’s unused line of credit fees incurred are reported on the Consolidated Statement of Operations. The average interest rate, average daily loan balance, maximum outstanding and amount recorded as interest expense for the 157 days the Fund had outstanding borrowings were 9.42%, $55,000,000, $55,000,000, and $2,258,941, respectively. As of March 31, 2025 the Facility did not have an outstanding balance.

As of December 9, 2024 the HL PAF DaVinci SPV LLC, a wholly-owned subsidiary of the Fund, secured a committed, secured line of credit €33,450,000 (equivalent to $35,430,240) and a revolving credit line €7,805,000 (equivalent to $8,267,056) (the “Second Facility” and together with the “Facility”, the “Facilities”) with JPMorgan Chase Bank, N.A. All assets are pledged as collateral for the Second Facility and has the following terms: (a) Upfront Fees of €205,275 (equivalent to $218,486) in effect on the Closing Date, (b) a Commitment Fee in an amount equal to forty (40) basis points (0.40%) of the aggregate undrawn Commitment then in effect, (c) a commitment amount of €33,243,725 (equivalent to

Hamilton Lane Private Assets Fund
Consolidated Notes to Financial Statements March 31, 2025 (Continued)
Note 15 – Line of Credit (continued)

$35,211,754) (d) interest rate of applicable Adjusted term EURIBOR screen rate, and (e) termination date of December 9, 2026. For the year ended March 31, 2025, the Fund’s unused line of credit fees for the Facilities incurred are reported on the Consolidated Statement of Operations. The average interest rate, average daily loan balance, maximum outstanding and amount recorded for the Second Facility as interest expense for the 113 days the Fund had outstanding borrowings were 5.33%, €33,450,000, €33,450,000, and €554,713, respectively. As of March 31, 2025 the Second Facility had an outstanding balance of €33,450,000.

Note 16 – Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as any such exposure would result from future claims that may be, but have not yet been, made against the Fund based on events which have not yet occurred. However, based on the Adviser’s experience, the Fund believes the risk of loss from these arrangements to be remote.

Note 17 – New Accounting Pronouncement

In this reporting period, the Fund adopted FASB Accounting Standards Update 2023-07, Segment Reporting (“Topic 280”) – Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the new standard impacted financial statement disclosures only and did not affect the Fund’s financial position or the results of its operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the Fund’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The Fund’s management committee (consisting of the Fund’s President and Principal Executive Officer as well as the Fund’s Trustee and Assistant Secretary) acts as the Fund’s CODM. The Fund represents a single operating segment, as the CODM monitors the operating results of the Fund as a whole and the Fund’s long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy which is executed by the Fund’s portfolio managers as a team. The financial information in the form of the Fund’s portfolio composition, total returns, expense ratios and changes in net assets (i.e., changes in net assets resulting from operations, subscriptions and redemptions), which are used by the CODM to assess the segment’s performance versus the Fund’s comparative benchmarks and to make resource allocation decisions for the Fund’s single segment, is consistent with that presented within the Fund’s financial statements. Segment assets are reflected on the accompanying Consolidated Statement of Assets and Liabilities as “total assets” and significant segment expenses are listed on the accompanying Consolidated Statement of Operations.

Note 18 – Subsequent Events

The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s consolidated financial statements.

The Board authorized the Fund to offer to repurchase Shares from Shareholders in an amount up to approximately 5.00% of the net assets of the Fund (or approximately $172,030,018 as of February 28, 2025, with a June 30, 2025 valuation date). Shareholders that desire to tender Shares for repurchase are required to do so by June 2, 2025.

There were no other events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s consolidated financial statements.

Hamilton Lane Private Assets Fund
Other Fund Information March 31, 2025 (Unaudited)

Results of Special Meeting of Shareholders

The special meeting of shareholders of the Fund (the “Special Meeting”) was held on March 7, 2025, and adjourned to March 14, 2025, pursuant to notice given to all shareholders of record as of the close of business on January 15, 2025. At the Special Meeting, the following matter was submitted to the vote of the shareholder, with the results of voting set forth below:

Proposal 1. To approve a new investment management agreement between the Fund and Hamilton Lane Advisors, L.L.C. (the “Adviser”).

Votes For	Votes Against	Votes Withheld
94,740,298	2,283,584	1,626,730

Hamilton Lane Private Assets Fund
Fund Information March 31, 2025 (Unaudited)

The identity of the Trustees and officers of the Fund and brief biographical information regarding each such person during the past five years is set forth below. The Fund’s Statement of Additional Information includes additional information about the membership of the Board and is available, without charge, upon request, by calling the Fund toll-free at (888) 882-8212.

INDEPENDENT TRUSTEES
NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) WITH THE FUND	LENGTH OF TIME SERVICED*	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS** HELD BY TRUSTEE
Gail Susan Ball Birth Year: 1957 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Trustee	Since January 2022	Owner and Principal of Gail S Ball, LLC (2022 – present); Executive in Residence of Delaware Innovation Space (since 2020); Special Program Director of WE Hatch (entrepreneurship program) (2020 – 2022); Managing Partner at Alumni Ventures Group, Chestnut Street Ventures, Social Venture Fund and AVG Women’s Fund (2017 – 2019)	5	CGHK, LLC (since 2019); Silver Lining Finance (since 2019)
Timothy S. Galbraith Birth Year: 1964 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Trustee	Since January 2022	Chief Investment Officer and Founder of Innovation Beta (financial service firm) (since 2017)	5	N/A
Jeffrey P. Ladouceur Birth Year: 1970 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Trustee (Chariman)	Since Inception	Director of SEI Investments (since 2010)	5	N/A
*	Each Trustee serves an indefinite term, until his or her successor is elected.
**	“Fund Complex” comprises registered investment companies for which the Adviser, or an affiliate of the Adviser, serves as investment adviser.

Hamilton Lane Private Assets Fund
Fund Information March 31, 2025 (Unaudited) (Continued)
INTERESTED TRUSTEES AND OFFICERS
NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) WITH THE FUND	LENGTH OF TIME SERVICED*	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE OR OFFICER**	OTHER DIRECTORSHIPS*** HELD BY TRUSTEE OR OFFICER
Andrew Schardt**** Birth Year: 1978 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Trustee and President	Since Inception	Vice Chairman, Head of Investment Strategy and Co-Head of Direct Equity at Hamilton Lane, L.L.C. (since 2023); Managing Director and Global Head of Investment Strategy & Global Co-Head of Credit at Hamilton Lane Advisors, L.L.C. (2008 – 2023)	5	N/A
Brian Charles Gildea**** Birth Year: 1974 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Trustee	Since May 2023	Managing Director, Head of Evergreen Portfolios at Hamilton Lane Advisors, L.L.C. (since 2009)	5	N/A
Brian Channon Birth Year: 1982 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Treasurer	Since April 2024	Co-Head of Fund Accounting at Hamilton Lane Advisors, L.L.C. (since 2022); Vice President, Fund Controller at Hamilton Lane Advisors, L.L.C. (2018 – 2022)	N/A	N/A
Raymond Jewusiak Birth Year: 1986 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Assistant Treasurer	Since April 2024	Vice President, Fund Controller at Hamilton Lane Advisors, L.L.C. (since 2021); Audit Senior Manager at KPMG LLP (2016 – 2021)	N/A	N/A

Hamilton Lane Private Assets Fund
Fund Information March 31, 2025 (Unaudited) (Continued)
INTERESTED TRUSTEES AND OFFICERS
NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) WITH THE FUND	LENGTH OF TIME SERVICED*	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE OR OFFICER**	OTHER DIRECTORSHIPS*** HELD BY TRUSTEE OR OFFICER
Adam B. Shane Birth Year: 1983 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Secretary	Since Inception	Attorney at Hamilton Lane Advisors, L.L.C. (since 2014)	N/A	N/A
Allison Callahan Birth Year: 1981 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Assistant Secretary	Since March 2020

Evergreen Fund Operations Vice President at Hamilton Lane Advisors, L.L.C. (since 2020); Sales Associate at Coventry (life insurance firm) (January 2020 – November 2020); Manager at Hartford Funds (registered investment company) (2014 – 2019)

				N/A	N/A
Kristin Jumper Birth Year: 1984 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Assistant Secretary	Since August 2021

Head of Investment Legal at Hamilton Lane, L.L.C. (since 2024); Head of Legal – Transactions at Hamilton Lane Advisors, L.L.C. (2021 – 2024); Senior Transactions Counsel at Hamilton Lane Advisors, L.L.C. (2017 – 2021)

				N/A	N/A
Gina Ro Birth Year: 1982 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Assistant Secretary	Since March 2022	Head of Evergreen Operations at Hamilton Lane Advisors, L.L.C. (since 2021); Fund Controller at Hamilton Lane Advisors, L.L.C. (since 2016)	N/A	N/A

Hamilton Lane Private Assets Fund
Fund Information March 31, 2025 (Unaudited) (Continued)
INTERESTED TRUSTEES AND OFFICERS
NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) WITH THE FUND	LENGTH OF TIME SERVICED*	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE OR OFFICER**	OTHER DIRECTORSHIPS*** HELD BY TRUSTEE OR OFFICER
Keith Kleinman Birth Year: 1981 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Assistant Secretary	Since June 2024	Senior Counsel at Hamilton Lane Advisors, L.L.C. (since 2021); Corporate Counsel at Hamilton Lane Advisors, L.L.C. (2019 – 2021)	N/A	N/A
Gerard Scarpati Birth Year: 1955 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Chief Compliance Officer	Since Inception	Compliance Director at Vigilant Compliance, LLC (since 2010)	N/A	N/A
*	Each Trustee serves an indefinite term, until his or her successor is elected.
**	“Fund Complex” comprises registered investment companies for which the Adviser, or an affiliate of the Adviser, serves as investment adviser.
***

Includes any company with a class of securities registered pursuant to Section 12 of the Exchange Act or subject to the requirements of Section 15(d) of the Exchange Act or any company registered under the Investment Company Act.

****	Messrs. Schardt and Gildea are deemed to be interested persons of the Fund because of their affiliations with the Fund’s Adviser.

Hamilton Lane Private Assets Fund
Fund Information March 31, 2025 (Unaudited) (Continued)

Tax Information

Pursuant to IRC 852 (b)(3) of the Code, the Fund hereby designates $10,000,034 as long-term capital gains distributed during the year ended September 30, 2024.

Proxy Voting Policies and Procedures

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (888) 882-8212 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at sec.gov.

Proxy Voting Record

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund (888) 882-8212 or by accessing the Fund’s Form N-PX on the SEC’s website at sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT is available on the SEC website at sec.gov. or without charge and upon request by calling the Fund at (888) 882-8212.

Reapproval of Prior Investment Management Agreement

At the meeting (the “Meeting”) of the Board of Trustees (the “Board”) held on December 5, 2024, the Board, including a majority of Trustees who are not “interested persons” within the meaning of Section 2(a)(19) of the Investment Company Act (the “Independent Trustees”), considered the approval of the continuation of the prior Investment Management Agreement (the “Prior Investment Management Agreement”) between the Adviser and the Fund.

In advance of the Meeting, the Independent Trustees requested and received materials from the Adviser to assist them in considering the approval of the continuation of the Prior Investment Management Agreement. The Independent Trustees reviewed reports from management about the below factors. The Board did not consider any single factor as controlling in determining whether to approve the Prior Investment Management Agreement. Nor are the items described herein all-encompassing of the matters considered by the Board.

The Board engaged in a detailed discussion of the materials with management of the Adviser. The Independent Trustees then met separately with independent counsel to the Independent Trustees for a full review of the materials. Following this session, the full Board reconvened and after further discussion determined that the information presented provided a sufficient basis upon which to approve the continuation of the Prior Investment Management Agreement.

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser to the Fund under the Advisory Agreement, including the selection of the Fund investments and the implementation of the the Fund objective and strategies. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Adviser to HLPAF, including, among other things, providing office facilities, equipment and personnel. The Board also reviewed and considered the qualifications of the portfolio managers and other key personnel of the Adviser who provide the investment advisory and administrative services to the Fund. The Board determined that the Adviser’s portfolio managers and key personnel are well-qualified by education and training and experience to perform the services for the Fund in an efficient and professional manner. The Board also took into account the Adviser’s compliance policies and procedures, including the procedures used to determine the value of the Fund’s investments. The Board concluded that the overall quality of the advisory and administrative services provided to the Fund was satisfactory.

Hamilton Lane Private Assets Fund
Fund Information March 31, 2025 (Unaudited) (Continued)

Performance

The Board considered the investment performance of the Fund, noting that it had strong, positive performance for the Quarter and since inception period. The Adviser noted that no benchmark index is entirely reflective of the Fund’s unique investment strategy. The Board also considered performance information of the Fund relative to performance information provided for comparable peers identified by the Adviser and within the FUSE Report. The Board concluded, on the basis of the information provided by the Adviser and within the FUSE Report, that the Fund’s performance compared favorably to other similar funds and was within the range of comparable peers identified.

Fees and Expenses

The Board reviewed the advisory fee rate, incentive fee and total expense ratio of HLPAF. The Board compared the advisory fee rate, incentive fee and total expense ratio of the Fund with various comparative data provided by the Adviser and within the FUSE Report. The Board noted that the Fund’s advisory fee is based on its average daily managed assets and that its incentive fee is charged based on realized gains when profits are realized. The Independent Trustees also considered that the Adviser may waive fees and/or reimburse expenses of the Fund pursuant to a contractual expense reimbursement agreement. The Board concluded that the Fund’s advisory fee, incentive fee and total expense ratio were within the range of comparable peers identified and reasonable and satisfactory in light of the services provided.

Breakpoints and Economies of Scale

The Board reviewed the structure of the Fund’s investment advisory fee and incentive fee under the Advisory Agreement, which did not include breakpoints. The Board considered the Fund’s advisory fee and concluded that its fees were reasonable and satisfactory in light of the services provided. The Independent Trustees also considered the extent to which economies of scale have been realized and whether fee levels reflect those economies, noting that as the Fund continues to grow, additional economies of scale may be realized.

Profitability of Adviser and Affiliates

The Board considered and reviewed information concerning the costs incurred and profits realized by the Adviser from its relationship with the Fund. The Board also reviewed the Adviser’s financial condition. The Board noted that the financial condition of the Adviser appeared stable. The Board determined that the compensation to the Adviser was reasonable and its financial condition was adequate.

Ancillary Benefits and Other Factors

The Board also discussed other benefits to be received by the Adviser from its management of the Fund including, without limitation, the ability to market its advisory services for similar products in the future. The Board noted that the Adviser does not have affiliations with the Fund’s transfer agent, administrator, custodian, or distributor and, therefore, does not derive any benefits from the relationships these parties may have with the Fund. The Board concluded that the advisory fee was reasonable in light of the fall-out benefits.

General Conclusion

Based on its consideration of all factors that it deemed material, and assisted by the advice of its counsel, the Board concluded it would be in the best interest of the Fund and its shareholders to approve the continuation of the Prior Investment Management Agreement.

Approval of Investment Management Agreement

At a meeting of the Board held on January 7, 2025, the Board, including the Independent Trustees, considered and approved the proposed new Investment Management Agreement (the “New Investment Management Agreement”) between the Adviser and the Fund by a unanimous vote, and determined to recommend that Fund shareholders vote in favor of the New Investment Management Agreement. At an earlier meeting on December 5, 2025, the Board, including the Independent Trustees, had approved the renewal of the Fund’s Prior Investment Management Agreement between

Hamilton Lane Private Assets Fund
Fund Information March 31, 2025 (Unaudited) (Continued)

the Adviser and the Fund for an additional year ending December 31, 2025, after requesting and considering relevant due diligence information, including information regarding the nature, extent and quality of advisory and administrative services provided to the Fund by the Adviser, and information regarding the Fund’s performance record and the Fund’s advisory fee and expense ratio, all as compared to relevant benchmark information. In renewing the Prior Investment Management Agreement, the Board was satisfied with the nature and quality of services provided to the Fund and with the terms of the agreement. During that December 5 meeting, the Board also began discussions regarding the Adviser’s proposal to recommend that the Board approve the New Investment Management Agreement. Following further due diligence, the Board approved the New Investment Management Agreement at the January 7 meeting.

The Board’s approval of the New Investment Management Agreement and its decision to recommend that Fund shareholders approve the new agreement was based on a number of factors. First, the Board considered the information it had recently requested and reviewed regarding the nature and quality of services provided by the Adviser, along with information reviewed by the Board in the normal course of its oversight of the Fund and its operations as relevant to the services provided by the Adviser, and was satisfied with the high quality of services provided by the Adviser. The Board also considered that the Adviser’s proposal to approve the New Investment Management Agreement was based on the rationale that the lowered asset-based management fee (from 1.50% to 1.40%), reduced incentive fee (from 12.50% to 10.00%) and amended incentive fee calculation method was expected to result in reduced overall management fees paid by the Fund, benefiting shareholders (understanding that the projected savings was not guaranteed). The Board also considered favorably the fact that the revised management fee levels and revised incentive fee structure to a high-water mark calculation without preferred return rates under the New Investment Management Agreement would better align the Fund with other similar competitor funds in the market and was anticipated to be beneficial from a commercial standpoint in terms of facilitating better understanding of the Fund and its fee structure by investors and distribution channels from a comparative and competitive standpoint.

Based on its consideration of all factors that it deemed material, and assisted by the advice of its counsel, the Board concluded it would be in the best interest of the Fund and its shareholders to approve the New Investment Management Agreement and recommend that Fund shareholders approve the same.

At a special shareholder meeting held on March 7, 2025, and adjourned to March 14, 2025, of the Fund, the shareholders of the Fund voted to approve the New Investment Management Agreement, effective March 14, 2025.

Hamilton Lane Private Assets Fund
Privacy Policy March 31, 2025

PRIVACY NOTICE

FACTS	WHAT DOES THE FUND DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•   Social Security number

•   Account balances

•   Account transactions

•   Transaction history

•   Wire transfer instructions

•   Checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons funds choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
Questions?	Call 1-877-779-1999

Hamilton Lane Private Assets Fund
Privacy Policy March 31, 2025 (Continued)
What we do
How does the Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does the Fund collect my personal information?

We collect your personal information, for example, when you

•   Open an account

•   Provide account information

•   Give us your contact information

•   Make a wire transfer

•   Tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•   Sharing for affiliates’ everyday business purposes – information about your creditworthiness

•   Affiliates from using your information to market to you

•   Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. Our affiliates include companies such as Hamilton Lane Advisors, LLC.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. The Fund doesn’t share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. The Fund doesn’t jointly market.

Investment Adviser
Hamilton Lane Advisors, L.L.C.
110 Washington St, Ste. 1300
Conshohocken, PA 19428
www.hamiltonlane.com

Custodian

UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri 64106

Fund Administrator, Transfer Agent, and Fund Accountant

UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, WI 53212-3949
Phone: (414) 299-2200

Distributor
Distribution Services, LLC
3 Canal Plaza, Suite 100
Portland, Maine 04101

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.
1350 Euclid Ave.
Suite 800
Cleveland, OH 44115

(b)    Not Applicable.

ITEM 2.    CODE OF ETHICS.

(a)     Hamilton Lane Private Assets Fund (the “Fund” or the “Registrant”), as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(b)    Not applicable.

(c)     There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, and that relates to any element of the code of ethics description.

(d)    The Registrant has not granted any waivers, during the period covered by this report, including an implicit waiver, from a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)     Not applicable.

(f)     The Registrant has included with this filing a copy of the Code of Ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as Exhibit 19(a)(1).

ITEM 3.    AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the Registrant has determined that the Registrant does not have an audit committee financial expert serving on its audit committee. The audit committee is composed of the Registrant’s three independent Trustees, each of whom possesses extensive industry experience, but none of whom has all of the technical attributes identified in Instruction 2(b) to Item 3 of Form N-CSR to qualify as an “audit committee financial expert.” The Board of Trustees believes that the audit committee has sufficient knowledge and experience to meet its obligations as the audit committee of the Registrant. In addition, the Board of Trustees notes that the audit committee has the authority to retain any experts necessary to carry out its duties.

ITEM 4.    PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Audit Fees

(a)     The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $410,000 for 2024 and $415,000 for 2025.

Audit-Related Fees

(b)    The aggregate fees billed for each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item are $2,500 for 2024 and $1,000 for 2025.

Tax Fees

(c)     The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $57,250 for 2024 and $12,000 for 2025.

All Other Fees

(d)    The aggregate fees billed for each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2024 and $0 for 2025.

(e)(1)Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Registrant’s Audit Committee must pre-approve the audit and non-audit services of the Auditors prior to the Auditor’s engagement.

(e)(2)The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) 0%

(f)     Not applicable.

(g)    The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for each of the last two fiscal years of the Registrant was $57,250 for 2024 and $12,000 for 2025.

(h)    The Registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i)     Not applicable.

(j)     Not applicable.

ITEM 5.    AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.    SCHEDULE OF INVESTMENTS.

(a)     Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)    Not Applicable.

ITEM 7.    FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.    CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.    PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 10.  REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 11.  STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT.

The information is included in Item 1(a) of this Form N-CSR.

ITEM 12.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Exhibit B

Hamilton Lane Advisors, LLC
PROXY POLICY AND PROCEDURE

INTRODUCTION

Hamilton Lane Advisors, LLC (“Hamilton”) acts as either the advisor to a number of registered investment companies (the “Funds”). In accord with Rule 206(4)-6 of the Investment Advisers Act of 1940, as amended, Hamilton has adopted the following policies and procedures to provide information on Hamilton’s proxy policy generally as well as on procedures for each of the Funds specifically (the “Proxy Policy and Procedure”). These policies and procedures apply only to Hamilton.

GENERAL GUIDELINES

Hamilton’s Proxy Policy and Procedure is designed to ensure that proxies are voted in a manner (i) reasonably believed to be in the best interests of the Funds and their shareholders1 and (ii) not affected by any material conflict of interest. Hamilton considers shareholders1 best economic interests over the long term (i.e. addresses the common interest of all shareholders over time). Although shareholders may have differing political or social interests or values, their economic interest is generally uniform.

Hamilton has adopted voting guidelines to assist in making voting decisions on common issues. The guidelines are designed to address those securities in which the Funds generally invest and may be revised in Hamilton’s discretion. Any non-routine matters not addressed by the proxy voting guidelines are addressed on a case-by-case basis, taking into account all relevant facts and circumstances at the time of the vote, particularly where such matters have a potential for major economic impact on the issuer’s structure or operations. In making voting determinations, Hamilton typically will rely on the individual portfolio managers who invest in and track particular companies as they are the most knowledgeable about, and best suited to make decisions regarding, particular proxy matters. In addition, Hamilton may conduct research internally and/or use the resources of an independent research consultant. Hamilton may also consider other materials such as studies of corporate governance and/or analyses of shareholder and management proposals by a certain sector of companies and may engage in dialogue with an issuer’s management.

Hamilton acknowledges its responsibility to identify material conflicts of interest related to voting proxies. Hamilton’s employees are required to disclose to the Chief Compliance Officer any personal conflicts, such as officer or trustee positions held by them, their spouses or close relatives, in any publicly traded company. Conflicts based on business relationships with Hamilton, any affiliate or any person associated with Hamilton will be considered only to the extent that Hamilton has actual knowledge of such relationships. Hamilton then takes appropriate steps to address identified conflicts. Typically, in those instances when a proxy vote may present a conflict between the interests of the Fund, on the one hand, and Hamilton’s interests or the interests of a person affiliated with Hamilton on the other, Hamilton will abstain from making a voting decision and will document the decision and reasoning for doing so.

In some cases, the cost of voting a proxy may outweigh the expected benefits. For example, casting a vote on a foreign security may involve additional costs such as hiring a translator or traveling to the foreign country to vote the security in person. Hamilton may abstain from voting a proxy if the effect on shareholders’ economic interests or the value of the portfolio holding is indeterminable or insignificant.

In certain cases, securities on loan as part of a securities lending program may not be voted. Nothing in the proxy voting policies shall obligate Hamilton to exercise voting rights with respect to a portfolio security if it is prohibited by the terms of the security or by applicable law or otherwise.

Hamilton will not discuss with members of the public how they intend to vote on any particular proxy proposal.

____________

1        Actions taken in accord with the best interests of the Funds and their shareholders are those which align most closely with the Funds’ stated investment objectives and strategies.

ISS PROXYEDGE

Hamilton has entered into a contractual relationship with Institutional Shareholder Services Inc. (“ISS”) through which ISS provides certain proxy management services to Hamilton’s portfolio management teams. Specifically, ISS (i) provides access to the ISS ProxyExchange web-based voting and research platform to access vote recommendations, research reports, execute vote instructions and run reports relevant to Subscriber’s proxy voting environment; (ii) implements and maps Hamilton’s designated proxy voting policies to applicable accounts and generates vote recommendations based on the application of such policies; and (iii) monitors Hamilton’s incoming ballots, performs ballot-to-account reconciliations with Hamilton and its third party providers to help ensure that ISS is receiving all ballots for which Hamilton has voting rights.

ISS provides two options for how proxy ballots are executed:

1.      Implied Consent: ISS executes ballots on Hamilton’s behalf based on policy guidelines chosen at the time Hamilton entered into the relationship with ISS.

2.      Mandatory Signoff: ISS is not permitted to mark or process any ballot on Hamilton’s behalf without first receiving Hamilton’s specific voting instructions via ProxyExchange.

Hamilton has opted for Option 1. Implied Consent and in so doing has chosen to allow ISS to vote proxies on its behalf “with management’s recommendations.” Hamilton has the option however to change its vote from the “with management’s recommendations” default at any point prior to the voting deadline if the portfolio managers following the subject company determine it is in the best interests of the Funds and their shareholders to do so. In those instances when the subject company’s management has not provided a voting recommendation, Hamilton will either vote based on its own determination of what would align most closely with the best interests of the Funds and their shareholders or will opt to allow ISS to submit an “abstain” vote on its behalf. In addition, in those limited instances when share blocking2 may apply, Hamilton has instructed ISS not to cast a vote on Hamilton’s behalf unless Hamilton provides specific instructions via ProxyExchange.

FUND-SPECIFIC POLICIES AND PROCEDURES

Hamilton Lane Private Assets Fund (“HLPAF”)

HLPAF is a “fund of funds” that invests primarily in general or limited partnerships, funds, corporations, trusts or other investment vehicles (collectively, “Investment Funds”). While it is unlikely that HLPAF will receive notices or proxies from Investment Funds (or in connection with any other portfolio securities), to the extent that HLPAF does receive such notices or proxies and ICAF has voting interests in such Investment Funds, the responsibility for decisions regarding proxy voting for securities held by HLPAF lies with Hamilton as HLPAF’s advisor. Hamilton will vote such proxies in accordance with the proxy policies and procedures noted above.

HLPAF will be required to file Form N-PX with its complete proxy voting record for the twelve months ended June 30th, no later than August 31st of each year. The Fund’s Form N PX filing will be available: (i) without charge, upon request, by calling 1.877.779.1999 or (ii) by visiting the SEC’s website at www.sec.gov.

All Other Funds

With the exception of the Hamilton Merger Arbitrage Fund, the Funds for which Hamilton is presently either an advisor are managed by multiple internal and external portfolio management teams. As is noted above, the policies and procedures outlined within this Proxy Policy and Procedure apply to those securities being held in that portion of the Funds’ portfolios managed by a Hamilton portfolio manager only.

Each Fund will be required to file Form N-PX annually, with its complete proxy voting record for the twelve months immediately prior to the Fund’s year-end, no later than sixty (60) days following the Fund’s year-end. The Fund’s Form N-PX filing will be available: (i) without charge, upon request, from the Fund’s administrator or (ii) by visiting the SEC’s website at www.sec.gov.

____________

2        Proxy voting in certain countries requires share blocking. Shareholders wishing to vote their proxies must deposit their shares shortly before the meeting date with a designated depositary. During this blocking period, any shares held by the designated depositary cannot be sold until the meeting has taken place and the shares have been returned to Vivaldi’s custodian banks. Vivaldi generally opts not to participate in share blocking proxies given these restrictions on their ability to trade.

ITEM 13.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1)Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

As of the date of this report, the biographies of certain of Hamilton Lane Advisors, L.L.C.’s (the “Adviser” or “Hamilton Lane”) investment professionals having day-to-day portfolio management responsibility to the Fund (the “Portfolio Managers”) are below:

Brian Charles Gildea | Head of Evergreen Portfolios

Mr. Gildea is a Managing Director and Head of Evergreen Portfolios. He is a member of the Investment Committee, Responsible Investment Committee and Evergreen Portfolio Committee. Mr. Gildea has more than 25 years of private markets investment experience, spanning private markets asset classes and strategies. Mr. Gildea joined Hamilton Lane in 2009, and previously served as Head of Investments, responsible for oversight and management of all global investment activities, and, prior to that, as Global Head of Co-Investments.

Prior to joining Hamilton Lane, he was a General Partner at Bear Stearns Merchant Banking, and prior to that, at Freeman Spogli & Co. Mr. Gildea began his career as a Financial Analyst in the Mergers & Acquisitions Group at Salomon Brothers Inc.

He received a B.S. in Business Administration from Georgetown University. Mr. Gildea serves as Vice Chairman of the Board of Philadelphia Financial Scholars.

Richard Hope | Co-Head of Investments

Mr. Hope is the Co-Head of Investments and Head of Europe, the Middle East and Africa (EMEA). In his role as Co-Head of Investments, he has broad leadership and management responsibilities across the global investment platform. He also heads the London office and sits on the Portfolio Management Group Committee and Evergreen Portfolio Committee. Mr. Hope serves as a member of the Investment Committee and represents Hamilton Lane on several fund advisory boards.

Prior to joining Hamilton Lane in 2011, Mr. Hope worked as a Director with Alliance Trust Equity Partners, where he helped establish a private equity fund investment business together with making a number of direct investments.

Previously, Mr. Hope worked in the U.K. at Noble Group, where he was responsible for making and managing venture and growth capital investments.

Mr. Hope received his B.Com. from University of Edinburgh.

Andrew Schardt | Vice Chairman, Head of Investment Strategy, Co-Head of Direct Equity

Mr. Schardt is a Vice Chairman, Head of Investment Strategy and Co-Head of Direct Equity Investments at Hamilton Lane. As Vice Chairman and Head of Investment Strategy, he is responsible for implementing executive-level initiatives while maintaining broader leadership responsibilities across the firm’s global investment platform. In his role as Co-Head of Direct Equity Investments, Mr. Schardt oversees the entirety of the direct equity platform, including strategy implementation, broader team management and all associated investment activities. Mr. Schardt has held a number of senior investment roles during his time at the firm, most recently as Co-Head of Investments and Co-Head of Direct Credit. He is a member of the Investment Committee as well as the Executive Committee.

Prior to joining Hamilton Lane in 2008, Mr. Schardt focused on principal investing and advisory activities while at TCG Advisors, an Aerospace & Defense-focused merchant bank. Previously, he held positions with Holberg, Inc., a diversified private holding company, and began his career in investment banking at Banc of America Securities.

Mr. Schardt received an M.B.A from the Fuqua School of Business at Duke University and a B.S. in Economics from Cornell University.

Thomas Kerr | Co-Head of Investments, Global Head of Secondary Investments

Mr. Kerr is a Managing Director, Co-Head of Investments and Co-Head of Secondaries. In this capacity, Mr. Kerr is active in secondary deal sourcing and execution. In addition, Mr. Kerr is a member of the Portfolio Strategic Group, which is responsible for directing the firm’s strategic investment approach.

Mr. Kerr began his career at Hamilton Lane in 1999 and most recently was a member of the Fund Investment & Managed Solutions Team, where he was responsible for due diligence of primary fund investment opportunities. Prior to joining Hamilton Lane, Mr. Kerr spent two years at BISYS Plan Services, where he was responsible for the investment activities of institutional defined benefit plans.

Mr. Kerr received an M.B.A. from Saint Joseph’s University and a B.S. in Finance from Rider University.

Jacqueline Rantanen | | Head of Investor Solutions

Ms. Rantanen is Head of Investor Solutions within our Evergreen Portfolio Management team, where she is responsible for leading the investor solutions function with a focus on the continued expansion of our growing retail platform. Ms. Rantanen also serves as a member of the Investment, Responsible Investment and Executive Committees.

Ms. Rantanen began her career with Hamilton Lane on the Fund Investment & Managed Solutions team. She has held roles in Relationship Management, Public Relations, Marketing teams, and previously led the global Product team. Prior to joining Hamilton Lane in 1997, Ms. Rantanen was a Corporate Finance Analyst for Comcast Corporation. Previously, she was a member of the Chemical Division’s Financial Analysis Department for Sunoco, Inc.

Ms. Rantanen received an M.B.A. from Villanova University and a B.S. from Drexel University.

Mario Giannini | Executive Co-Chairman

Mr. Giannini is Executive Co-Chairman and a member of the Hamilton Lane Board of Directors. He also serves on various Investment Committees.

Mr. Giannini served as Hamilton Lane’s Chief Executive Officer for 22 years, responsible for the firm’s strategic direction, management structure and process. He played a significant role in providing client services to the firm’s numerous clients and in marketing the firm’s products and services.

Mr. Giannini received a J.D. from Boston College, a Master of Laws degree from the University of Virginia, and a B.A. from California State University.

Stephen Brennan | Head of Private Wealth Solutions

Mr. Brennan is a Managing Director and Head of Private Wealth Solutions, leading the firm’s efforts to provide both evergreen and traditional private markets solutions to the growing Private Wealth channel. In this capacity he sets the strategic direction and oversees all aspects of the Private Wealth Solutions business.

Previously, Mr. Brennan held numerous leadership roles in Hamilton Lane’s institutional business including Global Head of Business Development. Mr. Brennan serves as a member of the firm’s Investment Committee and Evergreen Portfolio Committee. Prior to joining Hamilton Lane in 2002, Mr. Brennan held relationship management and investment support roles at Goldman Sachs (GSAM) and BNY Mellon.

Mr. Brennan received an M.B.A. from Fordham University and a B.B.A. from Loyola University Maryland.

Bryan Jenkins | Co-Head of Portfolio Management Group

Mr. Jenkins is a Managing Director and Co-Head of the Portfolio Management Group, where he oversees portfolio strategy, quantitative research, risk assessment, and the development of Hamilton Lane’s proprietary data and analytics. Mr. Jenkins chairs the Portfolio Management Committee and is a member of the firm’s Evergreen Portfolio Committee. He is also a member of the BVCA’s Research Advisory Group.

Mr. Jenkins began his career at Hamilton Lane in 2012 and has previously held roles on the firm’s Research and Private Markets Analytics teams.

Mr. Jenkins received a B.S. in Computer Engineering from Drexel University.

Juan Delgado-Moreira | Co-Chief Executive Officer

Mr. Delgado-Moreira is Co-Chief Executive Officer based in the Hong Kong office. In this role, he oversees the firm’s global sales efforts and client service organization. He also serves on the firm’s Investment Committees as well as the Board of Directors.

Previously, Mr. Delgado-Moreira was a Vice Chairman responsible for Asian investment activities and client relationships. Prior to joining Hamilton Lane in 2005, Mr. Delgado-Moreira was an Investment Manager at Baring Private Equity Partners Ltd. in London, where he focused on mid-market private equity in Europe. Previously, Mr. Delgado-Moreira held senior research positions at U.K. institutions such as the University of Essex and was a lecturer and Fulbright Scholar at Stanford University. Mr. Delgado-Moreira began his career as an analyst in Madrid at the SEPI (formerly known as lnstituto Nacional de Industria).

Mr. Delgado-Moreira received a Ph.D. in Research Methods and Statistics and a B.A. in Political Science and Sociology from the Universidad Complutense de Madrid, Spain. He is a Chartered Financial Analyst and a member of the CFA Institute.

Erik Hirsch | Co-Chief Executive Officer

Mr. Hirsch is Co-Chief Executive Officer. In this role, he is responsible for the firm’s strategic direction and operations. Mr. Hirsch serves on the firm’s Investment Committees as well as the Board of Directors.

On behalf of Hamilton Lane, Mr. Hirsch is a board member of Novata, a public benefit corporation designed to collect, analyze, benchmark and report relevant ESG data on behalf of private companies. Hamilton Lane is a founding partner of Novata. Additionally, Mr. Hirsch serves as a strategic advisor to Tifin, a platform that conceives, creates and operates fintech companies in the areas of wealth management, investments and personal finance. Hamilton Lane is a strategic investor in Tifin.

Mr. Hirsch is a frequently quoted expert on the private equity industry, both in the print and broadcast media, and is a regular lecturer at the Wharton Business School of the University of Pennsylvania. Previously, Mr. Hirsch was the Vice Chairman of Hamilton Lane. In this role, he led all strategic and technology initiatives. Prior to joining Hamilton Lane in 1999, Mr. Hirsch was a corporate investment banker in the Mergers & Acquisitions department of Brown Brothers Harriman & Co. He began his career as a municipal financial consultant with Public Financial Management (PFM). At PFM, Mr. Hirsch specialized in asset securitization, sport stadium financings and strategic consulting.

Mr. Hirsch is a trustee of the University of Virginia’s College Foundation, a board member of University of Virginia’s Center for Politics and serves on the board of the Philadelphia 76ers Youth Foundation.

Brent Burnett | Managing Director and Head of Infrastructure and Real Assets

Mr. Burnett is a Managing Director and Head of Infrastructure and Real Assets, based in the Portland office, where he is an Investment Committee member and leads investment activities across real estate, infrastructure and natural resources.

Prior to joining Hamilton Lane, Mr. Burnett was a Managing Director and Principal of Real Asset Portfolio Management LLC. Mr. Burnett joined Real Asset Portfolio Management LLC in 2012 to focus on energy, infrastructure and minerals and mining, with a secondary focus on real estate investments. Mr. Burnett co-led the sale of Real Asset Portfolio Management to Hamilton Lane in 2017 and continues to focus on the non-real estate sectors of real assets across primary funds, secondaries and direct equity opportunities for Hamilton Lane’s clients and managed accounts. Prior to joining RAPM, Mr. Burnett worked at R.V. Kuhns & Associates. Prior to joining RVK, Brent worked in the Development and Investment group of Trammell Crow Company and as an Associate on FLAG Capital Management’s Real Assets investment funds. Mr. Burnett began his career as a management consultant for the Monitor Group.

Mr. Burnett received a B.S. in Accounting and a B.A. in Economics from Brigham Young University.

(a)(2)Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

Other Accounts Managed by the Portfolio Manager(s)
(As of March 31, 2025)

Other Accounts Managed by the Portfolio Managers(1)
	Number of Other Accounts Managed and Total Value of Assets by Account Type for Which There is No Performance-Based Fee:			Number of Other Accounts and Total Value of Assets for Which Advisory Fee is Performance-Based:
Name	Registered investment companies	Other pooled investment vehicles	Other accounts	Registered investment companies	Other pooled investment vehicles	Other accounts
Mario Giannini	2 accounts, $453,451,177	26 accounts, $5,936,714,905	29 accounts, $10,462,400,000	2 accounts, $3,182,700,000	38 accounts, $18,827,841,689	6 accounts, $1,280,000,000
Juan Delgado-Moreira	2 accounts, $453,451,177	27 accounts, $5,968,883,996	33 accounts, $11,407,400,000	2 accounts, $3,182,700,000	55 accounts, $19,862,601,673	6 accounts, $1,280,000,000
Brian Charles Gildea	2 accounts, $453,451,177	8 accounts, $1,545,052,523	2 accounts, $950,000,000	2 accounts, $3,182,700,000	30 accounts, $15,639,660,694	3 accounts, $800,000,000
Thomas Kerr	2 accounts, $453,451,177	10 accounts, $2,287,718,180	10 accounts, $2,307,000,000	2 accounts, $3,182,700,000	45 accounts, $18,919,321,717	3 accounts, $800,000,000
Richard Hope	2 accounts, $453,451,177	11 accounts, $2,814,731,715	10 accounts, $2,307,000,000	2 accounts, $3,182,700,000	48 accounts, $22,286,117,549	3 accounts, $800,000,000
Andrew Schardt	2 accounts, $453,451,177	11 accounts, $2,762,536,766	9 accounts, $1,607,000,000	2 accounts, $3,182,700,000	47 accounts, $15,303,283,452	2 accounts, $550,000,000
Bryan Jenkins	2 accounts, $453,451,177	2 accounts, $788,980,805	Zero accounts	2 accounts, $3,182,700,000	4 accounts, $5,073,100,000	Zero accounts
Jacqueline Rantanen	2 accounts, $453,451,177	23 accounts, $5,741,609,854	29 accounts, $10,462,400,000	2 accounts, $3,182,700,000	26 accounts, $11,088,710,626	6 accounts, $1,230,000,000
Stephen Brennan	2 accounts, $453,451,177	23 accounts, $5,741,609,854	29 accounts, $10,462,400,000	2 accounts, $3,182,700,000	26 accounts, $11,088,710,626	6 accounts, $1,230,000,000
Erik Hirsch	2 accounts, $453,451,177	28 accounts, $6,068,883,996	31 accounts, $10,897,400,000	2 accounts, $3,182,700,000	43 accounts, $22,842,199,550	6 accounts, $1,280,000,000
Brent Burnett	2 accounts, $453,451,177	23 accounts, $5,741,609,854	33 accounts, $11,407,400,000	2 accounts, $3,182,700,000	41 accounts, $14,238,175,183	6 accounts, $1,230,000,000

(1) Investing amounts are determined based upon accounts of currently investing capital overseen by the investment committees that the above referenced portfolio managers are a member of. Other Pooled Investments include Commingled Funds and Fund of One accounts. Other Accounts include separately managed accounts.

The figures noted above represent the current commitment amounts of discretionary accounts overseen by the various Hamilton Lane Investment Committees of which the above noted individuals are members. This does not include the value of accounts that are no longer making investments/not in their investment period.

Conflicts of Interest

The Portfolio Managers may manage separate accounts or other pooled investment vehicles that may have materially higher or different fee arrangements than the Fund and may also be subject to performance-based fees. The side-by-side management of these separate accounts and pooled investment vehicles may raise potential conflicts of interest relating to cross-trading and the allocation of investment opportunities. The Adviser has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. The Adviser seeks to provide best execution of all securities transactions and to allocate investments to client accounts in a fair and reasonable manner. To this end, the Adviser has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management.

(a)(3)Compensation Structure of Portfolio Manager

A competitive base salary and a performance-based bonus structure are in place for all team members. Portfolio Managers, analysts, and other associates are paid a competitive base salary and discretionary bonus based on their fiduciary investment responsibilities, performance of the individual, and performance of the firm. The discretionary bonus structure gives the Adviser the ability to remain competitive under current market conditions affecting compensation across the industry. The discretionary bonus may be payable in both cash and equity. In addition, certain employees of the Adviser also receive carried interest from certain of the Adviser’s clients.

(a)(4)Disclosure of Securities Ownership

Investment Committee Ownership of Securities in the Fund

Name of Investment Committee Member	Dollar Range of Securities Beneficially Owned by Investment Committee Team Member (As of March 31, 2025)
Mario Giannini	Over $1,000,000
Brian Gildea	$100,001-$500,000
Richard Hope	None
Andrew Schardt	Over $1,000,000
Thomas Kerr	$500,001-$1,000,000
Jacqueline Rantanen	None
Stephen Brennan	Over $1,000,000
Bryan Jenkins	None
Juan Delgado-Moreira	None
Erik Hirsch	Over $1,000,000
Brent Burnett	None

(b)    Not applicable.

ITEM 14.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 15.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s board of trustees, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407), or this Item.

ITEM 16.  CONTROLS AND PROCEDURES.

(a)     The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)    There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 17.  DISCLOSURE OF THE SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT COMPANIES.

(a)     Not applicable.

(b)    Not applicable.

ITEM 18.  RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

(a)     Not applicable.

(b)    Not applicable.

ITEM 19. EXHIBITS.

(a)(1)	Code of ethics or any amendments thereto, that is subject to disclosure required by Item 2 is attached hereto.
(a)(2)	Not applicable.
(a)(3)

Certifications for each principal executive and principal financial officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(4)	Not applicable.
(a)(5)	Not applicable.
(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Hamilton Lane Private Assets Fund
By (Signature and Title)*	/s/ Andrew Schardt
Andrew Schardt, President
(Principal Executive Officer)
Date	June 9, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Andrew Schardt
Andrew Schardt, President
(Principal Executive Officer)
Date	June 9, 2025
By (Signature and Title)*	/s/ Brian Channon
Brian Channon, Treasurer
(Principal Financial Officer)
Date	June 9, 2025

____________

*        Print the name and title of each signing officer under his or her signature.